UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

OppFi Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OppFi Inc .

130 E. Randolph Street, Suite 3400

Chicago, Illinois 60601

Dear Stockholders of OppFi Inc.:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of OppFi Inc. (“OppFi”, the “Company”, “we” or “our”) on Wednesday, July 20, 2022, beginning at 9:00 a.m., Central Time (10:00 a.m., Eastern Time). The annual meeting will be a virtual meeting conducted solely online via live webcast. In order to attend the annual meeting, you must register at www.proxydocs.com/OPFI prior to the deadline of July 15, 2022 at 4:00 p.m., Central Time (5:00 p.m., Eastern Time). Whether or not you plan to virtually attend the annual meeting, we urge you to read this Proxy Statement and consider such information carefully before voting.

At the annual meeting, we will ask you to (i) vote on the election of the following three Class I directors to our Board of Directors: Christina Favilla, Jocelyn Moore and Theodore Schwartz; (ii) ratify the appointment of RSM US LLP as our independent registered public accounting firm for the 2022 fiscal year; (iii) approve an amendment to the OppFi Inc. 2021 Equity Incentive Plan and (iv) to consider and act upon any other business properly brought before the meeting. Please vote on all the matters described in our Proxy Statement. The Board of Directors unanimously recommends a vote “FOR” the election of each of the three nominees for Director stated above, “FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the 2022 fiscal year and “FOR” the approval of an amendment to the OppFi Inc. 2021 Equity Incentive Plan.

Under the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about June 8, 2022 to OppFi’s stockholders of record at the close of business on May 25, 2022. The Notice contains instructions for your use of this process, including how to access our Proxy Statement and Annual Report and how to vote online. In addition, the Notice contains instructions on how you may (i) receive a paper copy of the Proxy Statement and Annual Report or (ii) elect to receive your Proxy Statement and Annual Report over the Internet.

Whether or not you plan to virtually attend, it is important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the Notice. As an alternative, if you received a paper copy of the proxy card by mail, please mark, sign, date and promptly return the card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet, or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares virtually. We appreciate your continued support of our company.

Sincerely,

/s/ Todd G. Schwartz

Todd G. Schwartz

Chief Executive Officer and

Executive Chairman of the Board

June 8, 2022

Notice of Annual Meeting of Stockholders

DATE/TIME July 20, 2022 10:00 a.m. Eastern Time	VIRTUAL MEETING www.proxydocs.com/OPFI	RECORD DATE May 25, 2022

Items of Business

Agenda	Voting Recommendation	Page Reference

Proposal 1 — Election of Directors	FOR	6

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	11

Proposal 3 — Approval of an Amendment to the OppFi Inc. 2021 Equity Incentive Plan	FOR	14

To the Stockholders of OppFi Inc.:

The annual meeting of stockholders (the “Annual Meeting”) of OppFi Inc. will be held at 9:00 a.m., Central Time (10:00 a.m., Eastern Time), on Wednesday, July 20, 2022. We have determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance while safeguarding the health and safety of our stockholders, directors and management team. In order to attend the annual meeting, you must register at www.proxydocs.com/OPFI prior to the deadline of July 15, 2022 at 4:00 p.m., Central Time (5:00 p.m., Eastern Time).

The Annual Meeting is being held:

1.

to elect, each for a term expiring at the 2025 Annual Meeting of Stockholders or until a successor has been duly elected and qualified, the following individuals to our Board of Directors: Christina Favilla, Jocelyn Moore and Theodore Schwartz;

2.	to ratify the appointment of RSM US LLP as our independent registered public accounting firm for the 2022 fiscal year;

3.	to approve an amendment to the OppFi Inc. 2021 Equity Incentive Plan; and

4.	to consider and act upon such other business as may properly come before the annual meeting.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of shares of OppFi’s Class A common stock, par value $0.0001 per share, and/or shares of Class V common stock, par value $0.0001 per share, as of the close of business on May 25, 2022 are entitled to notice of, and to vote at, the Annual Meeting, or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting at our principal executive offices.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the internet, by phone or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received a proxy card, instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors,

Marv Gurevich

General Counsel and Secretary

June 8, 2022

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 20, 2022: This notice of Annual Meeting, the related proxy statement and our 2021 Annual Report on Form 10-K are available at www.proxydocs.com/OPFI.

Our Board unanimously recommends that you vote “FOR” each of these proposals and “FOR” each of the director nominees.

OppFi Inc .

130 E. Randolph Street, Suite 3400

Chicago, Illinois 60601

Proxy Statement

For the Annual Meeting of Stockholders to be Held on July 20, 2022

This proxy statement (this “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2021 (the “Annual Report” and, together with the Proxy Statement, the “Proxy Materials”) are being furnished by and on behalf of the board of directors (the “Board”) of OppFi Inc. in connection with our 2022 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about June 8, 2022.

As used herein, the terms “Company,” “OppFi,” “we,” “us,” or “our” refer to OppFi Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. The Company was a special purpose acquisition company named FG New America Acquisition Corp. (“FGNA”) until July 20, 2021, when FGNA and Opportunity Financial, LLC, a Delaware limited liability company (collectively with its subsidiaries, “OppFi-LLC”) consummated the previously announced business combination (the “Business Combination”). Upon closing of the Business Combination (the “Closing”), FGNA changed its name to “OppFi Inc.” and OppFi-LLC became an indirect subsidiary of OppFi Inc.

General Information about the Annual Meeting and Voting

The following questions and answers briefly address some commonly asked questions about the Annual Meeting, the proposals to be presented at the Annual Meeting, and how voting with respect to the Annual Meeting works. The following questions and answers do not include all the information that is important to our stockholders. We urge our stockholders to carefully read this entire proxy statement, including the other documents referred to herein.

Q: When and where will the Annual Meeting be held?

A: The Annual Meeting will be held on Wednesday, July 20, 2022 at 9:00 a.m., Central Time (10:00 a.m., Eastern Time), unless the Annual Meeting is adjourned. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. In order to attend the annual meeting, you must register at www.proxydocs.com/OPFI prior to the deadline of July 15, 2022 at 4:00 p.m., Central Time (5:00 p.m., Eastern Time). Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the virtual meeting. The online meeting will begin promptly at 9:00 a.m., Central Time (10:00 a.m., Eastern Time). We encourage you to access the annual meeting 15 minutes prior to the start time leaving ample time for the check in and to ensure that you can hear audio prior to the annual meeting. We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Q: What proposals are stockholders being asked to vote upon?

A: We are requesting that our stockholders vote at the Annual Meeting upon the following proposals described in this Proxy Statement:

•	Proposal No. 1: Election of the three director nominees named in this Proxy Statement as Class I directors.

•	Proposal No. 2: Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for 2022.

•	Proposal No. 3: Approval of an amendment to the OppFi Inc. 2021 Equity Incentive Plan.

Except as described above, we do not intend to bring any business before the meeting other than that set forth in the Notice of the Annual Meeting of Stockholders and described in this Proxy Statement.

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Proxy Statement

However, if any other business should properly come before the meeting, the persons named in the proxy card intend to vote in accordance with their best judgment on that business and on any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted in the proxy.

Q: Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

A: As of the date this Proxy Statement went to print, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Q: What does it mean if I receive more than one set of Proxy Materials?

A: It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of Proxy Materials, please submit your proxy via the Internet, phone or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of record of shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and shares of our Class V common stock, par value $0.0001 per share (the “Class V Common Stock” and together with our Class A Common Stock, our “Common Stock”), as of May 25, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 13,688,386 shares of our Class A Common Stock issued and outstanding and entitled to vote and 95,970,784 shares of our Class V Common Stock issued and outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

Q: What is the difference between being a “record holder” and holding shares in “street name”?

A: A record holder (also called a “registered holder”) holds shares in his, her or its name. Shares held in “street name” refer to shares that are held on the holder’s behalf in the name of a bank, broker or other nominee.

Q: What do I do if my shares are held in “street name”?

A: If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

Q: How many shares must be present to hold the Annual Meeting?

A: A quorum of our stockholders must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our capital stock issued and outstanding and entitled to vote, present in person, or by remote communication (which would include presence at the virtual Annual Meeting), or represented by proxy constitutes a quorum. If you authorize a proxy to vote electronically or telephonically or you sign and return your paper proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the Proxy Materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

Q: What are “broker non-votes”?

A: A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

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Proxy Statement

Under current New York Stock Exchange (“NYSE”) interpretations that govern broker non-votes, Proposals No. 1 and 3 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. However, Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

Q: What if a quorum is not present at the Annual Meeting?

A: If a quorum is not present or represented at the scheduled time of the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

Q: How do I vote my shares without attending the Annual Meeting?

A: You can vote in any of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

To vote prior to the annual meeting if you hold your shares in “street name,” follow the instructions of your bank or broker.

Q: How can I attend and vote at the Annual Meeting?

A: To attend and vote virtually at the annual meeting if you are a registered stockholder or if you hold your shares in “street name”:

Registered Stockholder. You may vote in person virtually by attending the meeting through www.proxydocs.copm/OPFI. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card. See “When and where will the Annual Meeting be held?” above for further information.

Shares Held in Street Name. If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/OPFI. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

We recommend that you log-in at least 15 minutes before the annual meeting starts to ensure that you are logged in and able to hear audio when the virtual meeting begins.

Q: How does the Board recommend that I vote?

A: The Board recommends that you vote:

•	FOR the election of all three directors nominees named in this Proxy Statement as Class I directors.

•	FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

•	FOR the approval of an amendment to the OppFi Inc. 2021 Equity Incentive Plan.

Q: What vote is required to approve each proposal at the Annual Meeting?

A: The following votes are required for each proposal at the Annual Meeting:

•

Proposal No. 1 — Election of Directors: The election of the director nominees pursuant to the director election proposal requires a plurality of the votes cast by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected. The voting options are “FOR “ or “WITHHOLD” for each nominee. Votes that are “WITHHELD”

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Proxy Statement

will have the same effect as an abstention and will not count as a vote for or against a director nominee because directors are elected by plurality voting. Broker discretionary voting is not allowed for this proposal, as this is not considered a discretionary matter. Thus brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

•

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm: The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. The voting options are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” is not considered a vote cast and will therefore not affect the outcome of this proposal. Broker discretionary voting is allowed for this proposal as this is considered a discretionary matter, thus brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

•

Proposal No. 3 — Approval of an amendment to the OppFi Inc. 2021 Equity Incentive Plan: The approval of an amendment to the OppFi Inc. 2021 Equity Incentive Plan requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. The voting options are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” is not considered a vote cast and will therefore not affect the outcome of this proposal. Broker discretionary voting is not allowed for this proposal as this is considered a discretionary matter. Thus brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

As of the Record Date, Mr. Todd G. Schwartz, our Chief Executive Officer and Executive Chairman of the Board and entities controlled by him beneficially owned and had the right to vote approximately 96,067,524 of the outstanding shares of our Common Stock (representing approximately 87.6% of the voting power), and Mr. Todd Schwartz has advised us that he intends to vote all such shares in favor of the director nominees listed herein, for the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for 2022 and for approval of an amendment to the OppFi Inc. 2021 Equity Incentive Plan. As a result, we expect to have a quorum at the Annual Meeting and the passage of Proposal Nos. 1, 2 and 3.

Q: What if I do not specify how my shares are to be voted?

A: If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Q: Who will count the votes?

A: Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

Q: Can I revoke or change my vote after I submit my proxy?

A: Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy at any time prior to its exercise at the Annual Meeting by:

•	sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices at 130 E. Randolph Street, Suite 3400 Chicago, Illinois 60601;

•	properly submitting a later proxy via Internet or by telephone;

•	properly submitting a duly executed proxy bearing a later date; or

•	voting your shares at the virtual Annual Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to us before your proxy is voted or you vote at the Annual Meeting.

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Proxy Statement

Q: Who will pay for the cost of this proxy solicitation?

A: We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Q: What happens if I sell my shares of Common Stock before the Annual Meeting?

A: The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares after the Record Date, but before the Annual Meeting, unless you grant a proxy to the transferee, you will retain your right to vote at the Annual Meeting with respect to such shares.

Q: Who can help answer my questions?

A: If you have questions about the Annual Meeting, the Proxy Statement or the proposals contained in the Proxy Statement, or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

OppFi Inc.

Attn: Corporate Secretary

130 E. Randolph Street

Suite 3400

Chicago, Illinois 60601

corporate.secretary@oppfi.com

You also may obtain additional information about Oppfi from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

5

PROPOSAL 1 — Election of Directors

Board Overview

Our Second Amended and Restated Certificate of Incorporation (“Charter”) and Amended and Restated bylaws (“Bylaws”), each as currently in effect, provide that the Board shall be composed of such number of directors as established from time to time by the Board, and that the Board shall be divided into three classes (designated Class I, Class II and Class III) as nearly equal in number as possible, and that each Director shall be elected for a term of three years with the term of one class expiring each year. The Board has fixed the number of directors at seven, and we currently have seven directors serving on the Board.

Three Class I directors have been nominated for re-election at the Annual Meeting to serve for a term ending at the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal, and the proxies cannot be voted for a greater number of persons than the number of nominees named.

Director Nomination Process

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) is responsible for recommending candidates to serve on the Board and its committees. The Nominating and Corporate Governance Committee believes that all directors must, at a minimum, meet the criteria set forth in our Corporate Governance Guidelines, which specify, among other things, that directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies and institutions with which they are, or have been, affiliated. In particular, with respect to addressing diversity, the Nominating and Corporate Governance Committee considers a nominee’s differences in, among other things, viewpoint, gender, race, ethnicity, knowledge, experience and skills. The Nominating and Corporate Governance Committee believes that diversity of backgrounds and viewpoints is a key attribute for a director nominee. The Nominating and Corporate Governance Committee seeks a diverse Board that is representative of our dynamic and growing business, stockholders, customers and personnel. While the Nominating and Corporate Governance Committee carefully considers diversity when determining Board composition, it has not established a formal policy regarding diversity. As of the date of this Proxy Statement, approximately 29% of our Board members are women.

The Nominating and Corporate Governance Committee also considers a combination of factors for each nominee for director, including the perceived needs of the Board as a whole, each director nominee’s relevant background, experience and skills and expected contributions to the Board.

The Nominating and Corporate Governance Committee has determined that all of our director nominees meet the criteria and qualifications set forth in our Corporate Governance Guidelines and certain other criteria, including the criteria set forth above. Moreover, each director nominee possesses the following critical personal qualities and attributes that we believe are essential for the proper functioning of the Board to allow it to fulfill its duties for our stockholders: accountability, ethical leadership, governance, integrity, risk management and sound business judgment. The director nominee biographies below include a non-exclusive list of other key experiences and qualifications that further qualify the individual to serve on the Board. These collective qualities, skills, experiences and attributes are essential to the Board’s ability to exercise its oversight function for the Company and its stockholders, and guide the long-term sustainable, dependable performance of the Company.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to us should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, OppFi Inc., 130 E. Randolph Street, Suite 3400 Chicago, Illinois 60601. All recommendations for director nominations received by the Corporate Secretary that satisfy our Bylaws requirements relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”

Under that certain Investor Rights Agreement, dated as of July 20, 2021 (the “Investor Rights Agreement”), entered into in connection with the Business Combination, Todd G. Schwartz as representative (the “SCG Holders’ Representative”) for each of the affiliates of Schwartz Capital Group, LTHS Capital Group, and TGS Capital Group (f/k/a Todd Schwartz Capital Group), and any of their respective permitted transferees (collectively, the “SCG Holders”) has the right to designate a certain number of individuals for nomination by the Board as

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Proposal 1 — Election of Directors

director nominees to be elected by the Company’s stockholders if certain criteria are met (“Member Directors”). Specifically, (i) for so long as the SCG Holders hold at least 50% of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate five directors to the Board; (ii) for so long as the SCG Holders hold at least 40% (but less than 50%) of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate four directors to the Board; (iii) for so long as the SCG Holders hold at least 30% (but less than 40%) of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate three directors to the Board; (iv) for so long as the SCG Holders hold at least 20% (but less than 30%) of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate two directors to the Board; and (v) for so long as the SCG Holders hold at least 5% (but less than 20%) of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate one director to the Board. Based on the SCG Holders voting power as of the Record Date, the SCG Holders’ Representative has designated five individuals, Theodore Schwartz, Todd G. Schwartz, David Vennettilli, Christina Favilla and Jocelyn Moore, for such purpose. Each of Christina Favilla, Jocelyn Moore and Theodore Schwartz are Class I director nominees standing for re-election at this Annual Meeting.

The Investor Rights Agreement also provides that for so long as the Company is a “controlled company” under applicable NYSE rules, the SCG Holders’ Representative will have the right to nominate a majority of each committee of the Board, and if the Company ceases to be a “controlled company” to nominate members of each committee proportional to the share of directors nominated by the SCG Holders.

We believe we have a balanced Board, which is comprised of directors who individually possess the leadership and character commensurate with the role of director, and who collectively possess the mix of skills necessary to provide appropriate oversight of a company the size and complexity of the Company. In addition, the Board possesses a strong mix of experienced and newer directors.

Director Nominees

The Board is currently comprised of Todd G. Schwartz, Jocelyn Moore, Jared Kaplan, Christina Favilla, Theodore Schwartz, David Vennettilli and Greg Zeeman, with the Class I directors being Christina Favilla, Jocelyn Moore and Theodore Schwartz, the Class II directors being Jared Kaplan and Greg Zeeman, and the Class III directors being David Vennettilli and Todd Schwartz. Each of the current Class I directors is standing for re-election at this Annual Meeting.

Each Class I director nominee was recommended for re-election by the Nominating and Corporate Governance Committee for consideration by the Board and proposal to our stockholders. If, before the Annual Meeting, any nominee becomes unable to serve, or chooses not to serve, the Board may nominate a substitute. If that happens, the persons named as proxies on the proxy card will vote for the substitute, subject to the provisions of the Investor Rights Agreement. Alternatively, the Board may either let the vacancy stay unfilled until an appropriate candidate is identified or reduce the size of the Board to eliminate the unfilled seat, subject to the provisions of the Investor Rights Agreement.

The information presented below regarding each nominee also sets forth specific experience, qualifications, attributes and skills that led the Board to conclude that such individual should serve as a director in light of our business and structure. Sixty-six percent (66%) of the Class I director nominees are women.

Class I Director Nominees for Election for a Three-Year Term Expiration at the 2025 Annual Meeting

Christina Favilla Age: 55 Director Since: July 20, 2021

Christina Favilla served as Chief Operating Officer of Sterling National Bank from July 2017 until December 2018. She previously served as Chief Operating Officer of GE Capital’s lending and leasing business from February 2012 until June 2017. Prior to 2012, she served as President of Discover Bank for six years. She currently serves as a board member of Mount Rainer Acquisition Corp., a special purpose acquisition company (Nasdaq: RENR), and Priority Technology Holdings (Nasdaq: PRTH), a provider of merchant acquiring and commercial payment solutions. Ms. Favilla is a seasoned banking and financial services professional with a track record of growing business platforms in volatile regulatory environments. Her core skills include people leadership, risk management, P&L, and IT governance. Ms. Favilla holds an MBA in Information Systems from the Fordham Gabelli School of Business.

We believe Ms. Favilla is qualified to serve on the Board based on her extensive executive leadership and management experience and her significant strategic and leadership expertise in the financial services industry.

7

Proposal 1 — Election of Directors

Jocelyn Moore Age: 46 Director Since: July 20, 2021

Jocelyn Moore is our Lead Independent Director. Ms. Moore currently serves as Senior Managing Director of Corporate Affairs at Pretium. She serves on the boards of DraftKings, Inc. (Nasdaq: DKNG), an online sports betting and online gaming company; and Pallas Advisors, a strategic advisory firm specializing in national security, defense, and innovation. In October 2021, Ms. Moore was appointed by the Biden Administration to serve on the board of the First Responder Network (FirstNet) Authority, a unique public-private partnership created after September 11th to provide a high-speed, nationwide, wireless broadband network for public safety. As Principal of Jocelyn Moore Consulting LLC starting in May 2020, Ms. Moore has advised CEOs, executive teams, and boards of directors on strategic communications, crisis and risk management, regulatory affairs, corporate social responsibility, operations, organizational change, and diversity, equity, inclusion, and belonging. Previously, from June 2018 until April 2020, Ms. Moore was Executive Vice President of Communications and Public Affairs at the National Football League (“NFL”). As the NFL’s Global Chief Communications Officer, she was a member of the executive leadership team and responsible for managing the league’s corporate affairs. From July 2016 to June 2018, Ms. Moore was Senior Vice President of Public Policy and Government Affairs at the NFL. As Head of the NFL’s Washington, D.C. office, she led the league’s public policy agenda and managed the league’s political action committee. Prior to joining the NFL, from September 2015 until July 2016, Ms. Moore served as a Managing Director of The Glover Park Group, a leading national communications and government affairs consulting firm. She also spent 15 years in various staff positions in the United States Senate, most recently as the Deputy Staff Director of the Senate Finance Committee. Ms. Moore is a member of the West Virginia University Health System Board of Directors, where she serves on the Quality & Patient Safety Committee. She serves as a director on several nonprofit boards: the International Social Service, USA, Board of Directors, where she is Chair of the Development and Communications Committee; the West Virginia University Health System Board of Directors, where she is a member of the Quality & Patient Safety Committee; the University of Florida Foundation National Board of Directors, where she is as a member of the Audit and Nominating Committees; the University of Florida Alumni Association Board of Directors, where she is a member of the Executive Committee; and the DC Rape Crisis Center Board of Directors, where she is a member of the Fundraising Committee. Ms. Moore holds a B.A. in English and an M.Ed. in Student Personnel in Higher Education, both from the University of Florida.

We believe Ms. Moore is qualified to serve on the Board due, among other things, to her experience and background in managing large-scale corporations, including experience in the front office of the National Football League, as well as her service as a member of the board of directors of numerous entities.

Theodore Schwartz Age: 68 Director Since: July 20, 2021

Theodore Schwartz is a Co-Founder of OppFi-LLC and has been served on its board of managers from its founding in 2012 until July 2021. Mr. Schwartz is also a Founder and Managing Partner of Schwartz Capital Group, where he focuses on the firm’s direct equity investment efforts and works extensively with portfolio companies on their customer strategies. He is also a Co-Founder of Strand Equity Partners, a leading consumer growth equity firm led by experienced investors and entrepreneurs. Prior to founding Schwartz Capital and Strand Equity Partners, Mr. Schwartz was founder and Chairman of APAC Customer Services, Inc. (“APAC”), a company he founded in 1992. Under his direction and stewardship, APAC was a pioneer employing over 25,000 people and remains a leader in providing outsourced solutions for a wide range of Fortune 500 clients. Mr. Schwartz took APAC public via an initial public offering in 1995 and sold the remainder of his shares to JP Morgan in 2011. He enjoys building businesses and mentoring management teams. In addition, he has been extensively involved in various philanthropic efforts.

We believe that Mr. Schwartz is qualified to serve on the Board due to his experience as a Co-Founder of OppFi-LLC, as a major stockholder and due to his extensive experience leading companies from the growth stage through public listing.

8

Proposal 1 — Election of Directors

Continuing Class II Directors to Serve Until the 2023 Annual Meeting

Jared Kaplan Age: 41 Director Since: July 20, 2021

Jared Kaplan was our Chief Executive Officer from November 2015 to December 2021 and served on OppFi-LLC’s board of managers from November 2015 until July 2021. Prior to joining OppFi, Mr. Kaplan was a co-founder and Executive Vice President of Insureon, an online agency for small business insurance, where he worked beginning in 2012. Between 2004 and 2011, Mr. Kaplan held positions at Accretive LLC, an early-stage private equity firm. Previously, Mr. Kaplan was an analyst at Goldman Sachs. He holds a B.B.A. in Business Administration from the University of Michigan.

We believe that Mr. Kaplan is qualified to serve on the Board because of his experience as our prior Chief Executive Officer and due to his extensive experience in finance and in executive leadership.

Greg Zeeman Age: 53 Director Since: July 20, 2021

Greg Zeeman is currently the Chief Executive Officer of Oasis Financial, a leading privately held specialty finance company focused on consumer and commercial legal finance, headquartered in Rosemont, Illinois. Prior to that, he was Chief Operating Officer at Enova International and previously held various roles at multinational banking and financial services company HSBC, including as Chief Operating Officer of HSBC North America Holdings and Deputy Chief Executive Officer of HSBC Singapore. He is also a member of the non-profit board of the Daniel Murphy Scholarship Fund. Mr. Zeeman holds a Bachelor of Arts in Economics and Political Science from the University of North Carolina at Chapel Hill and a Master of Business Administration from Harvard Business School.

We believe Mr. Zeeman is qualified to serve on the Board based on his extensive executive leadership and management experience and his significant strategic and leadership expertise in the financial services industry.

Continuing Class III Directors to Serve Until the 2024 Annual Meeting

Todd G. Schwartz Executive Chairman Age: 40 Director Since: 2012

Todd Schwartz is a Co-Founder of Opportunity Financial, LLC, a Delaware limited liability company and subsidiary of OppFi (collectively with its subsidiaries, “OppFi-LLC”), and has served as OppFi’s Chief Executive Officer since February 2022. He has been the Executive Chairman of the Board since July 2021 and served as OppFi-LLC’s Chief Executive Officer from its founding in 2012 until 2015 when he became Executive Chairman of OppFi-LLC’s board of managers. Mr. Schwartz is also a Partner of Schwartz Capital Group, where he focuses on the firm’s direct equity investment and real estate efforts and works extensively with portfolio companies on their growth strategies. He is also a Partner of Strand Equity Partners, a leading consumer growth equity firm led by experienced investors and entrepreneurs. Previously, Mr. Schwartz founded the multi-family real estate company Beach Coast Properties in California in 2007 and sold it in 2014. He graduated from Tulane University with a BS in Finance.

We believe that Mr. Todd Schwartz is qualified to serve on the Board due to his experience as a Co-Founder and Chief Executive Officer of OppFi-LLC, as our largest stockholder and due to his extensive experience in finance and as a private equity investor.

David Vennettilli Age: 35 Director Since: 2015

David Vennettilli has served on the Board since July 2021. Mr. Vennettilli was an advisor to OppFi-LLC’s board of managers prior to July 2021 and served in that role since 2015. Mr. Vennettilli is also a Partner at Schwartz Capital Group, a role in which he has served since 2015, where he leads the firm’s private equity, real estate and opportunistic equity efforts. Mr. Vennettilli is also a Partner of Strand Equity Partners, a leading consumer growth equity firm led by experienced investors and entrepreneurs, where he focuses on M&A execution and portfolio company management. Previously, Mr. Vennettilli worked in private equity at GTCR in Chicago from 2011 to 2015, focusing on information services, software and technology investments. Prior to joining GTCR, he worked in investment banking at Moelis & Company in New York. Mr. Vennettilli graduated with high distinction from the University of Michigan Ross School of Business with a BBA in Finance and Accounting.

We believe that Mr. Vennettilli is qualified to serve on the Board due to his experience as an advisor to OppFi-LLC’s board of managers since 2015 and due to his extensive experience in finance and as a private equity investor.

9

Proposal 1 — Election of Directors

Vote Required for Approval

The election of the director nominees pursuant to this Proposal No. 1 requires a plurality of the votes cast by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. This means that a director nominee will be elected if such director receives more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of such nominee. Failure to vote by proxy or to vote in person (which includes presence at the virtual special meeting) at the Annual Meeting and “WITHHOLD” votes will have no effect on the vote because a plurality of the votes cast is required for the election of the director nominee. Cumulative voting is not permitted in the election of directors. Broker discretionary voting is not allowed for this proposal, as this is not considered a discretionary matter, thus brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

The Board unanimously recommends a vote “FOR” each of the Class I director nominees: Christina Favilla, Jocelyn Moore and Theodore Schwartz.

10

PROPOSAL 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board (the “Audit Committee”) appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. RSM US LLP (“RSM”) has served as the Company’s independent registered public accounting firm since October 4, 2021 and served as OppFi-LLC’s auditor since 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed RSM to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of RSM to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of RSM are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Change in Independent Registered Accounting Firm

As previously disclosed, on October 4, 2021, the Audit Committee dismissed Plante & Moran, PLLC (“Plante”), the Company’s independent registered public accounting firm prior to the Business Combination. During the period from June 24, 2020 (inception) through October 4, 2021, there were no (i) disagreements with Plante on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement or (ii) reportable events under Item 304(a)(1)(v) of Regulation S-K. The report of Plante on the Company’s balance sheet as of December 31, 2020, and the related statements of income, changes in stockholder’s equity and cash flows for the period from June 24, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

Additionally, during the period from June 24, 2020 (inception) through October 4, 2021, neither the Company nor anyone on the Company’s behalf consulted RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by RSM that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement under paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event under paragraph 304(a)(1)(v) of Regulation S-K.

Audit, Audit-Related, Tax and All Other Fees

The table below sets forth the aggregate fees billed by RSM and Plante in 2021 and 2020.

RSM

	2021		2020

Audit Fees	$716,000	(1)	$176,095	(2)

Audit-Related Fees	907,098	(3)	194,250	(4)

Tax Fees	531,750	(5)	244,989	(5)

All Other Fees	56,900	(6)	18,900	(7)

Total	$2,211,748		$634,234

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Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

(1)	Includes fees billed for professional services rendered for the annual financial statement audit and quarterly reviews.

(2)	Includes fees billed for professional services rendered for the annual financial statement audit.

(3)

Includes fees billed related to (i) the Business Combination, (ii) proxy statement review, (iii) reviews of Current Reports on Form 8-K and (iv) reviews of registration statements on Form S-1 and Form S-8 and consents related thereto.

(4)	Includes fees billed for PCAOB step-up audits, Quality of Earnings workpaper review and expanded audit procedures on fair value models.

(5)	Includes fees billed for tax compliance.

(6)	Includes fees billed for the employee benefit plan (“EBP”) audit and a stand alone entity licensing audit.

(7)	Includes fees billed for the EBP audit.

Plante

	2021		2020

Audit Fees	$45,500	(1)	$20,000	(2)

Audit-Related Fees	17,750	(3)	19,500	(4)

Tax Fees	—		—

All Other Fees	—		—

Total	$63,250		$39,500

(1)	Includes fees billed for professional services rendered for the audit of FGNA’s Annual Report on Form 10-K and quarterly reviews.

(2)

Includes fees billed for professional services rendered for the audit of FGNA’s initial financial statements, audited balance sheet filed after FGNA’s initial public offering, and review of the financial information included in FGNA’s required filings with the SEC for the period from June 24, 2020 (inception) through September 30, 2020. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

(3)

Includes fees billed related to (i) the Business Combination, (ii) proxy statement review, (iii) reviews of Current Reports on Form 8-K and (iv) reviews of registration statements on Form S-1 and Form S-8 and consents related thereto.

(4)	Includes fees billed related to a consent and comfort letter issued in relation to FGNA’s initial public offering.

Pre-Approval Policies and Procedures

The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit and non-audit services to be provided to us by our independent auditor, and establish policies and procedures for the Audit Committee’s pre-approval of permitted services in compliance with applicable SEC rules and review such pre-approval policies at least quarterly.

On at least an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Any subcommittee of the Audit Committee to which the Audit Committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts.

Prior to the Business Combination, all the services listed in the table above provided by RSM were approved by OppFi-LLC in accordance with its policies then in effect. Following the Business Combination, all of the services listed in the table above provided by RSM were approved by our Audit Committee.

12

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Vote Required for Approval

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. The voting options are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” is not considered a vote cast and will therefore not affect the outcome of this proposal. Broker discretionary voting is allowed for this proposal, as this is considered a discretionary matter. Thus brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

13

PROPOSAL 3 — Approval of an Amendment to the OppFi Inc. 2021 Equity Incentive Plan

Amendment to the OppFi Inc. 2021 Equity Incentive Plan

The Board has approved an amendment to the OppFi Inc. 2021 Equity Incentive Plan (“Plan”) which is our primary plan for providing equity incentive compensation to our existing eligible employees, directors and consultants, and to recruit new employees, directors, and consultants, to provide for an annual increase in the maximum number of shares of Class A Common Stock available for issuance thereunder on the first day of each fiscal year of up to 5% of the total shares of Class A Common Stock and Class V Common Stock outstanding (the “Plan Amendment”).

The Board approved the Plan Amendment, subject to stockholder approval, to ensure that there remains sufficient capacity under the Plan to retain our existing employees and recruit additional executives and employees. The Board believes that such annual increases in the maximum number of shares of Class A Common Stock available for issuance will allow the Company to retain its senior management team and meet its future growth needs in its senior management team, and recruit and retain additional employees that are necessary for ongoing operations.

If stockholders approve this amendment to the Plan, the current provision in the Plan that provides for an annual increase in the number of shares available under the Plan on the first day of each fiscal year of up to 2% of the total shares of Class A Common Stock outstanding will be amended to instead provide for an annual increase in the number of shares available under the Plan of up to 5%, which shall be calculated based on total number of shares of Class A Common Stock and Class V Common Stock outstanding.

Material Features of the Plan, as Amended

The following summary is qualified in its entirety by reference to the full text of the Plan, as amended by the Plan Amendment, a copy of which is included as Annex A to this Proxy Statement.

Purpose

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons for performing services and by motivating such persons to contribute to the growth and profitability of the Company and its subsidiaries.

Administration

The Plan is concurrently administered by the Board or the Compensation Committee of the Board (the “Compensation Committee”). The Board and the Compensation Committee may each be considered to be a “Plan Administrator.” Subject to the terms of the Plan, the Plan Administrator has full and final power and authority to make all determinations and take all actions with respect to the Plan or any award as Plan Administrator may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law, including: determine the recipients of awards, the types of awards to be granted, the number of shares of Class A Common Stock subject to or the cash value of awards, the terms and conditions of awards granted, and the criteria to be satisfied by participants as a condition to receipt of performance awards under the Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the Plan.

Eligibility

All of the Company’s (including its affiliates) employees, non-employee directors, officers, and consultants are eligible to participate in the Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Plan only to the Company’s employees (including officers) and employees of its parent and subsidiary corporations (as determined in accordance with Section 422 and Section 424 of the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder (the “Code”)).

Shares Available for Awards

Subject to adjustment for specified changes in the post-combination company’s capitalization as set forth in the Plan, the maximum aggregate number of shares of Common Stock that may be issued under the Plan (including from outstanding awards) will be equal to 11,772,630 shares of Class A Common Stock, upon approval of the Plan Amendment. The share pool will automatically increase on each

14

PROPOSAL 3 — Approval of an Amendment to the OppFi Inc. 2021 Equity Incentive Plan

anniversary of January 1, 2022 through and including the first day of the tenth anniversary of the commencement of such annual increase, by an amount equal to the lesser of (a) 5% of the number of shares of Class A Common Stock and Class V Common Stock issued and outstanding on the immediately preceding December 31 or (b) an amount determined by the Board. Subject to compliance with the requirements of Section 409A of the Code and any other applicable provisions of the Code and regulations thereunder, and with other applicable law or requirements (including applicable stock exchange requirements), the Board or the Compensation Committee may authorize the issuance or assumption of benefits under the Plan in connection with any business combination, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate without affecting the number of shares of Common Stock reserved or available for awards under the Plan. In addition, subject to compliance with applicable laws, and stock exchange listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not employees or directors of the Company or a parent or subsidiary of the Company prior to the transaction and will not reduce the number of shares otherwise available for issuance under the Plan.

Shares issued under the Plan will consist of authorized but unissued or reacquired shares of Class A Common Stock. No fractional shares of Class A Common Stock will be delivered under the Plan.

The following shares of Class A Common Stock will become available again for issuance under the Plan: (i) any shares subject to a stock award that are not issued because such stock award expired or was canceled or terminated without all of the shares covered by such stock award having been exercised or settled in full; (ii) any shares subject to any portion of a stock award that is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased for an amount not greater than the award’s purchase price by the Company; (iv) any shares reacquired by the Company or withheld in satisfaction of tax withholding obligations on a stock award; and (v) any shares reacquired by the Company or withheld as consideration for the exercise price of a stock option.

Non-Employee Director Award Limit

Annual compensation awarded to any non-employee director during each calendar year, including both shares of stock subject to awards and any cash fees paid to such non-employee director, may not exceed $1,000,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

Types of Awards

The terms of the Plan provide for the grant of restricted stock unit awards, incentive stock options (within the meaning of Section 422 of the Code), nonstatutory stock options, SARs, restricted stock awards, restricted stock units awards, performance units, performance shares, cash-based awards, and other stock-based awards.

Options. The Plan Administrator is authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan are subject to terms, including the exercise price and the conditions and timing of exercise, determined by the Plan Administrator and specified in the applicable award agreement (including, if applicable, the attainment of any performance goals and/or criteria, as shall be determined by the Plan Administrator). In general, the exercise price per share of Class A Common Stock for each option granted under the Plan will not be less than the fair market value of the share at the time of grant. The maximum term of an option granted under the Plan is ten years from the date of grant (or five years in the case of incentive stock options granted to a 10% stockholder). However, if the option would expire at a time when the exercise of the option by means of a cashless exercise or net exercise method (to the extent that method is otherwise then permitted by the Plan Administrator for purposes of payment of the exercise price and/or applicable withholding taxes) would violate applicable securities laws or any securities trading policy adopted by us, the expiration date applicable to the option will be automatically extended to a date that is 30 calendar days following the date the cashless exercise or net exercise would no longer violate applicable securities laws or applicable securities trading policy (so long as the extension does not violate Section 409A of the Code), but not later than the expiration of the original exercise period. Payment in respect of the exercise of an option may be made in cash or by check, or the Plan Administrator may, in its discretion and to the extent permitted by law, allow the payment to be made through a broker-assisted cashless exercise mechanism, a stock tender exercise, a net exercise method, or by any other method that the Plan Administrator determines to be appropriate.

Stock Appreciation Rights. The Plan Administrator is authorized to award SARs under the Plan. SARs are subject to the terms and conditions established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares of common stock or any combination of cash and shares of common stock, the appreciation, if any, in the value of a common share over a certain period of time. An option granted under the Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option are subject to terms similar to the option corresponding to the SARs. SARs are subject to terms established by the Committee and reflected in the applicable award agreement (including, if applicable, the attainment of any performance goals and/or criteria, as shall be determined by the Committee).

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PROPOSAL 3 — Approval of an Amendment to the OppFi Inc. 2021 Equity Incentive Plan

Restricted Stock. The Plan Administrator is authorized to award restricted stock under the Plan. Each award of restricted stock is subject to the terms and conditions established by the Plan Administrator, including any dividend or voting rights (and any performance goals and/or criteria upon whose attainment the restricted period shall lapse in part or full). Restricted stock awards are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Plan Administrator for a specified period. Unless the Plan Administrator determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited. Dividends, if any, that may have been withheld by the Plan Administrator will be distributed to the participant in cash or, at the sole discretion of the Plan Administrator, in shares of common stock having a fair market value equal to the amount of the dividends, upon the release of any applicable restrictions, and if the applicable share is forfeited, the participant will have no right to the dividends (except as otherwise provided in the applicable award agreement).

Restricted Stock Unit Awards. The Plan Administrator is authorized to award restricted stock unit awards under the Plan. The Plan Administrator will determine the terms of the restricted stock units, including any dividend rights (and any performance goals and/or criteria upon whose attainment the restricted period shall lapse in part or full). Unless the Plan Administrator determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Plan Administrator, the participant will receive a number of shares of Class A Common Stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares of common stock at the expiration of the period over which the units are to be earned or at a later date selected by the Plan Administrator. Dividends, if any, that may have been withheld by the Plan Administrator will be distributed to the participant in cash or, at the sole discretion of the Plan Administrator, in shares of Class A Common Stock having a fair market value equal to the amount of the dividends, upon the release of any applicable restrictions, and if the applicable share is forfeited, the participant will have no right to the dividends (except as otherwise provided in the applicable award agreement).

Effect of a Change in Control

In the event of a “Change in Control” as described in the Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the Plan or substitute substantially equivalent awards. Any awards that are not assumed or continued in connection with a Change in Control or are not exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. The Plan Administrator may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the board of directors who are not employees will automatically be accelerated in full. The Plan also authorizes the Plan Administrator, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares of Class A Common Stock upon a Change in Control in exchange for a payment to the participant with respect to each share subject to the canceled award of an amount equal to the excess of the consideration to be paid per share of Class A Common Stock of the post-combination company in the Change in Control transaction over the exercise price per share, if any, under the award.

The Plan defines a “Change in Control” to include (a) a “person” (other than certain persons specified by the Plan) becoming the direct or indirect “beneficial owner” of more than 50% of the total fair market value or combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors; (b) stockholder approval of a plan of liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the combined voting power of outstanding securities entitled to vote in the election of directors of the Company, its successor or the entity to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company’s voting stock, (ii) a business combination or consolidation to which the Company is a party, or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the post-combination company).

However, in certain instances, the term “Change in Control” may be given a more limited meaning. If an amount treated as nonqualified deferred compensation within the meaning of Section 409A of the Code would become payable under the Plan upon, or on a date specified in relation to, a change in control event, that event must qualify as a change in the ownership or effective control of the post-combination company or in the ownership of a substantial portion of the assets of the post-combination company within the meaning of Section 409A.

Amendment and Termination

The Plan Administrator may at any time amend the Plan or any outstanding award and may at any time terminate or suspend the Plan as to future grants of awards, provided that the Plan Administrator may not, without the affected award recipient’s consent, alter the terms of the Plan so as to materially adversely affect a participant’s rights under an award without the consent of the participant. Consistent with any applicable law, regulation or rule, including the rules of any stock exchange, the Plan requires stockholder approval of certain material revisions to the Plan, including: (a) an increase in the maximum aggregate number of shares of Class A Common Stock that may be issued under the Plan (except by operation of the provisions of the Plan relating to changes in Company’s capital structure), (b) a change in the

16

PROPOSAL 3 — Approval of an Amendment to the OppFi Inc. 2021 Equity Incentive Plan

class of persons eligible to receive incentive stock options, or (c) or as otherwise required by applicable law, regulation, or rule. No awards may be made under the Plan following the ten year anniversary of the earlier of the date that the board of directors or the stockholders approve the Plan, but previously granted awards may continue in accordance with their terms beyond that date unless earlier terminated by the Plan Administrator.

Vote Required for Approval

The approval of the amendments to the OppFi Inc. 2021 Equity Incentive Plan pursuant to this Proposal No. 3 requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. The voting options are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” is not considered a vote cast and will therefore not affect the outcome of this proposal. Broker discretionary voting is not allowed for this proposal as this is not considered a discretionary matter. Thus brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

The Board unanimously recommends a vote “FOR” the approval of the amendment to the OppFi Inc. 2021 Equity Incentive Plan.

17

Audit Committee Report

The Audit Committee operates pursuant to a charter, which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and RSM, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Submitted by the Audit Committee of the Board:

Greg Zeeman

Jocelyn Moore

Christina Favilla

18

Executive Officers

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of June 8, 2022. Other than as to Mr. Todd Schwartz, who is the son of Mr. Theodore Schwartz, there are no family relationships among any of our executive officers or directors.

Name	Age	Position(s)

Todd G. Schwartz	40	Chief Executive Officer and Executive Chairman

Pamela Johnson	61	Chief Financial Officer and Chief Accounting Officer

Christopher McKay	45	Chief Risk and Analytics Officer

See page 9 of this Proxy Statement for Mr. Todd Schwartz’s biography.

Pamela Johnson. Pamela Johnson is the Chief Financial Officer and Chief Accounting Officer of the Company and has served as Chief Financial Officer since March 2022 and as Chief Accounting Officer of OppFi-LLC since June 2021 (and of the Company since July 2021). Ms. Johnson previously served as a consultant to OppFi-LLC from February 2021 until her appointment as Chief Accounting Officer. Ms. Johnson previously served as the Chief Financial Officer of Heights Finance, an installment lender offering non-prime loans in a six state region from December 2010 until December 2020, and as the Chief Financial Officer of Pioneer Financial Services, Inc., a purchaser of loans made by Pioneer Military Loans, a division of MidCountry Bank that offered loans to active duty and retired military members who had challenges accessing traditional sources of credit. She holds a Bachelor of Business and Master of Accountancy from Western Illinois University.

Christopher McKay. Christopher McKay is the Chief Risk and Analytics Officer of the Company and served in that capacity (including for OppFi-LLC) since June 2013. Prior to joining OppFi, Mr. McKay was a Senior Director, Partnership Analytics at Capital One, where he worked between April 2012 and June 2013. Previously, Mr. McKay held various roles at HSBC, including most recently as Director, Risk. He holds a B.S. in Industrial Engineering and Operations Research from the University of California at Berkeley.

19

Corporate Governance

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines address, among other things, items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable to the Company and the Board. In addition, the Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. Copies of the Corporate Governance Guidelines and the Code of Business Conduct and Ethics are posted on the “Governance — Governance Documents” section of the “Investors” page of our website located at www.oppfi.com, or by writing to our Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and officers on the same website.

Board Composition

Our business affairs are managed under the direction of the Board. The Board consists of seven directors, divided into three classes of staggered three-year terms.

The Company has entered into the Investor Rights Agreement, pursuant to which the SCG Holders’ Representative had the right to nominate five directors to the Board, two of which qualify as independent under Rule 303A.02 of the NYSE Listed Company Manual (“NYSE Independent”), and who initially were Theodore Schwartz, Todd Schwartz, David Vennettilli, Christina Favilla and Jocelyn Moore. The Investor Rights Agreement also provided that remainder of the directors would be Jared Kaplan, the Company’s former Chief Executive Officer, and one additional director who qualifies as NYSE Independent chosen by the Nominating and Corporate Governance Committee of the Board, who initially was Greg Zeeman.

The Board is divided into three staggered classes of directors. At each annual meeting of its stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:

•	the Class I directors, whose initial terms will expire following the Annual Meeting, are Christina Favilla, Jocelyn Moore and Theodore Schwartz;

•	the Class II directors, whose term will expire in 2023, are Jared Kaplan and Greg Zeeman; and

•	the Class III directors, whose terms will expire in 2024, are David Vennettilli and Todd Schwartz.

The Investor Rights Agreement also provides that at each meeting at which directors are to be elected, the Company shall take such necessary action to include in the slate of nominees recommended by the Board for election as directors (i) five directors chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 50% of the voting power entitled to vote in the election of directors, (ii) four directors chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 40% of the voting power entitled to vote in the election of directors, (iii) three directors chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 30% of the voting power entitled to vote in the election of directors, (iv) three directors chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 30% of the voting power entitled to vote in the election of directors, (v) two directors chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 20% of the voting power entitled to vote in the election of directors, and (vi) one director chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 5% of the voting power entitled to vote in the election of directors.

Additionally, for so long as the Company is a “controlled company” under the rules of the NYSE, the SCG Holders’ Representative will have the right to nominate a majority of each committee of the Board, and if the Company ceases to be a “controlled company” to nominate members of each committee proportional to the share of directors nominated by the SCG Holders.

Controlled Company Status

We are a “controlled company” under the rules of the NYSE. As a result, we qualify for exemptions from, and may elect not to comply with, certain corporate governance requirements under NYSE’s corporate governance requirements, including the requirements that we have a board that is composed of majority of NYSE Independent directors and a Compensation Committee and a Nominating and Corporate

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Corporate Governance

Governance Committee that are composed entirely of independent directors. Even though we are a controlled company, we are required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed below.

The rules of the NYSE define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. The Members beneficially own approximately 87.8% of the combined voting power of the Common Stock. Accordingly, we qualify as a “controlled company” and will be able to rely on the controlled company exemption from the director independence requirements of the NYSE relating to the Board, Compensation Committee and Nominating and Corporate Governance Committee. As a result, we qualify for, and intend to rely on, exemptions from certain corporate governance standards. Specifically, we currently do not have a majority of independent directors on our Board, and the Compensation Committee and Nominating and Corporate Governance Committee do not currently consist entirely of independent directors. If we cease to be a controlled company and our Class A Common Stock continues to be listed on NYSE, we will be required to comply with these requirements by the date our status as a controlled company changes or within specified transition periods applicable to certain provisions, as the case may be.

Director Independence

A director will only qualify as NYSE Independent if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of the NYSE. To qualify as intendent, Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of the NYSE.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of the NYSE (“Audit Committee Independent”), a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the Board, or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of the NYSE (“Compensation Committee Independent”), the board of directors must affirmatively determine that the member of the Compensation Committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Board has undertaken a review of the independence of each director and considered whether each director has a relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board determined that Christina Favilla, Jocelyn Moore and Greg Zeeman are NYSE Independent and Audit Committee Independent, representing three of our seven directors and that Mr. Zeeman is Compensation Committee Independent.

Board Leadership Structure

Our Corporate Governance Guidelines provide that if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent directors may elect from among themselves a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include but are not limited to: calling and chairing over regularly scheduled executive sessions of the independent directors and acting as the liaison between the independent directors and the Chief Executive Officer and Chair of the Board. As of the date hereof, the independent directors have designated Ms. Jocelyn Moore as the Lead Director.

We believe that the structure of our Board and its committees provides strong overall oversight, guidance and management of the Company. Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our board of directors with flexibility to combine or separate the positions of Chair of the board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. The structure of the Board as currently constituted provides that the principal executive officer and Chair of the Board to be the same person, Mr. Todd Schwartz, who serves as our Chief Executive Officer and Executive Chairman of the Board. Our Board is comprised of individuals with extensive experience in corporate governance and public company management. For these reasons and because of the strong leadership of Mr. Todd Schwartz, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

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Corporate Governance

Committees of the Board

The standing committees of the Board currently include the Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the committees report to the Board as they deem appropriate and as the Board may request. The initial composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The principal functions of the Audit Committee include, among other things:

•

assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm, the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•

setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•

meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee consists of Mr. Zeeman, Ms. Moore and Ms. Favilla, with Mr. Zeeman serving as the chair of the Audit Committee. The Board has determined that each of Mr. Zeeman, Ms. Moore and Ms. Favilla qualify as Audit Committee Independent and that Mr. Zeeman qualifies as an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K. The Board has adopted a written charter for the Audit Committee, which is available free of charge on our corporate website (oppfi.com).

The Audit Committee met two times in 2021 and took various actions through written consent.

Compensation Committee

The principal functions of the Compensation Committee include, among other things:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•

reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity-based plans that are subject to board approval of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

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Corporate Governance

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee consists of Ms. Favilla, Mr. Zeeman and Mr. Vennettilli with Mr. Vennettilli serving as the chair of the Compensation Committee. Under the NYSE listing standards, as a controlled company, the Company is not required to have a Compensation Committee composed entirely of independent directors. The Board has determined that Ms. Favilla and Mr. Zeeman each qualifies as Compensation Committee Independent. The Board has adopted a written charter for the Compensation Committee, which is available free of charge on our corporate website (oppfi.com).

The Compensation Committee met two times in 2021 and took various actions through written consent.

Nominating and Corporate Governance Committee

The principal functions of the Nominating and Corporate Governance Committee include, among other things:

•	identifying, evaluating and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;

•	evaluating the performance of the Board and of individual directors;

•	considering, and making recommendations to the Board regarding the composition of the Board and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of the corporate governance practices and reporting;

•	overseeing our corporate governance policies and reporting;

•	reviewing related person transactions; and

•	developing, and making recommendations to the Board regarding, corporate governance guidelines and matters.

The Nominating and Corporate Governance Committee consists of Ms. Moore, Mr. Todd Schwartz and Mr. Vennettilli, with Mr. Todd Schwartz serving as the chair of the Nominating and Corporate Governance Committee. Under the NYSE listing standards, as a controlled company, the Company is not required to have a Nominating and Corporate Governance Committee composed entirely of independent directors. The Board has determined that Ms. Moore qualifies as NYSE Independent. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available free of charge on our corporate website (oppfi.com).

The Nominating and Corporate Governance Committee did not meet in 2021.

Board and Board Committee Meetings and Attendance

We expect all directors to attend all meetings of the Board and the committees of the Board of which they are members. Following the Business Combination, the Board met 5 times in the remainder of 2021 took various actions through written consent.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The independent Lead Director presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

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Corporate Governance

Compensation Consultants

The Compensation Committee has the authority under its charter to retain outside consultants or advisors as it deems necessary or advisable. In accordance with this authority, the Compensation Committee engaged the services of Frederic W. Cook & Co. Inc. as its independent outside compensation consultant.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year has not served, (i) as a member of the Compensation Committee or the Board of Directors of another entity, one of whose officers served on our Compensation Committee, or (ii) as a member of the Compensation Committee of another entity, one of whose officers served on the Board.

Related Party Transaction Policy

We have adopted a formal written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. The Company’s policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to the Company’s general counsel any “related person transaction” (defined as any transaction that is reportable by the Company under Item 404(a) of Regulation S-K in which the Company is or will be a participant and the amount involved exceeds $120,000 and in which any related person has or will have a direct or indirect material interest) and all material facts with respect thereto. The general counsel will promptly communicate such information to the Audit Committee or another independent body of our Board. No related person transaction will be entered into without the approval or ratification of the Audit Committee or another independent body of our Board. It is the Company’s policy that directors interested in a related person transaction will recuse themselves from any such vote. The Company’s policy does not specify the standards to be applied by its audit committee or another independent body of its board of directors in determining whether or not to approve or ratify a related person transaction, although such determinations will be made in accordance with Delaware law.

Board Role in Risk Oversight

Our Board has the overall responsibility for risk oversight, including, as part of regular Board and committee meetings, understanding the principal risks associated with our business on an ongoing basis and overseeing the key risk decisions of management, which includes comprehending the appropriate balance between risks and rewards. A fundamental part of risk oversight is not only understanding the material risks we face and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. Our Board’s involvement in reviewing our business strategy, long-range plan and annual budget is an integral aspect of our Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for us. While our full Board has overall responsibility for risk oversight and is currently overseeing our business continuity risks, such as risks relating to the COVID-19 pandemic and regulatory and compliance risks, it is supported in this function by our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the committees regularly reports to the Board.

The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, our major financial risk exposures and our cybersecurity, information technology, data protection, privacy and compliance risk management. Through its regular meetings with management, including the accounting and finance, legal, internal audit, regulatory compliance and information technology and security functions, the Audit Committee reviews and discusses significant areas of our business and summarizes for our Board areas of risk and the appropriate mitigating factors.

Our Compensation Committee assists our Board by overseeing and evaluating risks related to our compensation structure and programs, including whether they encourage excessive risk-taking, as well as the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Chairman of the Board, succession planning discussions. Our Nominating and Corporate Governance Committee assists our Board by overseeing and evaluating programs and risks associated our Board’s organization, structure, membership and corporate governance, including environmental, social and governance matters. In addition, our Board and its committees receive periodic detailed operating performance reviews from management.

Limitation on Liability and Indemnification Matters

Our Charter and Bylaws provide that the officers and directors of the Company will be indemnified by the Company to the fullest extent authorized by the General Corporation Law of the State of Delaware, as it now exists or may in the future be amended, for any threatened, pending or completed action, suit or proceeding relating to any such officer’s or director’s service to the Company. Our Charter and Bylaws

24

Corporate Governance

also require the Company to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit the Company to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under General Corporation Law of the State of Delaware. In addition, our Charter provides that directors will not be personally liable for monetary damages to the Company or its stockholders for breaches of their fiduciary duty as directors, unless such directors violated their duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

Additionally, pursuant to the that certain Business Combination Agreement, dated as of February 9, 2021 (the “Business Combination Agreement”), by and among the Company, OppFi-LLC, OppFi Shares, LLC, a Delaware limited liability company (“OFS”), and Todd G. Schwartz, in his capacity as the representative of the Members (in such capacity, the “Members’ Representative”), the Company is required to maintain all such indemnification provisions in our Charter and Bylaws until at least the sixth anniversary of the Closing, including in the event of any change in control of the Company.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

Anti-Hedging Policy

Our Corporate Governance Guidelines contain an Anti-Hedging Policy, which applies to all of our directors, officers and employees. The policy generally prohibits our directors, officers and employees from engaging in speculative transactions in the Company’s securities, such as the purchase or sale of puts, calls, options or other derivative securities based on the Company’s securities. The policy also prohibits hedging or monetization transactions, such as forward sale contracts, in which the stockholder continues to own the underlying security without all the risks or rewards of ownership.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com. The Corporate Secretary will forward the communication to the relevant director or directors as appropriate.

25

Director Compensation

Prior to the Business Combination

Prior to the Closing, none of the individuals who served on FGNA’s board of directors in 2021 received any compensation for services rendered to FGNA. The then-current directors were reimbursed for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination. FGNA’s then-current audit committee reviewed on a quarterly basis all payments that were made to, among others, the FGNA directors.

At and Following the Business Combination

Following the Closing, we adopted a new Board compensation program (the “Director Compensation Program”) that is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage their ownership of our stock to further align their interests with those of our stockholders.

The Director Compensation Program provides for an annual equity retainer with a grant date fair value equal to $150,000 to our eligible directors. This annual retainer is paid in the form of restricted stock units under the Plan, which will vest in their entirety into shares of our Class A Common Stock on the earlier of (i) the one-year anniversary of the date of grant or (ii) the date of the next annual meeting of stockholders following the grant date, subject to continued service. The Director Compensation Program also provides for quarterly cash payments in the annualized amount of (i) a $50,000 retainer for service on the Board, (ii) a $45,000 retainer for service as Executive Chairman of the Board, (iii) a $25,000 retainer for service as lead independent director, (iv) a $8,000 retainer ($18,000 for the chair) for service on the Compensation Committee, (v) a $10,000 retainer ($22,500 for the chair) for service on the Audit Committee and (vi) a $7,000 retainer ($12,000 for the chair) for service on the Nominating and Corporate Governance Committee. With respect to the directors’ compensation for the period from the Closing through the December 31, 2021, the eligible directors received prorated cash retainers to reflect the shortened service period.

The table below summarizes the compensation earned by our directors/and or paid by the Company to our non-employee directors for fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash (Meeting Fees and Retainers) ($)		Stock Awards ($)	All Other Compensation	Total ($)

Todd Schwartz	$51,250	[1]	$150,000	$0	$201,250

Christina Favilla	$30,304	[2]	$150,000	$0	$180,304

Jocelyn Moore	$41,000	[3]	$150,000	$0	$191,000

Theodore Schwartz	$22,283	[4]	$150,000	$0	$172,283

David Vennettilli	$33,424	[5]	$150,000	$0	$183,424

Greg Zeeman	$32,310	[6]	$150,000	$0	$182,310

(1)

Includes the prorated amounts from the Closing for the annual retainers of $50,000 for service on the Board, $45,000 for service as Executive Chairman of the Board, $12,000 for service as the chair of the Nominating and Corporate Governance Committee and $8,000 for service on the Compensation Committee.

(2)

Includes the prorated amounts from the Closing for the annual retainers of $50,000 for service on the Board, $10,000 for service on the Audit Committee and $8,000 for service on the Compensation Committee.

(3)

Includes the prorated amounts from the Closing for the annual retainers of $50,000 for service on the Board, $25,000 for service as lead independent director, $10,000 for service on the Audit Committee and $7,000 for service on the Nominating and Corporate Governance Committee.

(4)	Includes the prorated amount from the Closing for the annual retainer of $50,000 for service on the Board.

(5)

Includes the prorated amounts from the Closing for the annual retainers of $50,000 for service on the Board, $18,000 for service as the chair of the Compensation Committee and $7,000 for service on the Nominating and Corporate Governance Committee.

(6)	Includes the prorated amounts from the Closing for the annual retainers of $50,000 for service on the Board and $22,500 for service as the chair of the Audit Committee.

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Executive Compensation

Overview of Executive Compensation

This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. As an “emerging growth company” and a “smaller reporting company,” as such terms are defined in the rules promulgated under the Securities Act of 1933, as amended, we have opted to comply with the executive compensation disclosure rules applicable to smaller reporting companies. The scaled down disclosure rules require compensation disclosure for each person who served as our principal executive officer during 2021 and the two most highly compensated executive officers who did not serve as our principal executive officer whose total compensation for 2021 exceeded $100,000 and who were serving as executive officers as of December 31, 2021. We refer to these individuals as “named executive officers.” As an emerging growth company, we are not required to hold a “say-on-pay” vote or include Compensation Discussion & Analysis disclosure in this Proxy Statement.

Prior to the Closing, none of the individuals who served as an executive officer of FGNA in 2020 or 2021 received any cash compensation for services rendered to FGNA. The then-current executive officers were reimbursed for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination.

For 2021, OppFi’s named executive officers were:

Jared Kaplan Former Chief Executive Officer	Neville Crawley Former Chief Executive Officer and President	Shiven Shah Former Chief Financial Officer

The objective of our executive compensation program is to provide a total compensation package that will enable us to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward named executive officers for performance.

2021 Compensation of Named Executive Officers

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, we seek to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. See the “Salary” column in the 2021 Summary Compensation Table for the base salary amounts earned by the named executive officers in 2021.

Bonuses

Bonus compensation is designed to hold executives accountable, reward executives based on actual business results and help create a “pay for performance” culture. Each named executive officer’s employment agreement set the target bonus as a percentage of base salary. In April 2021, a bonus plan (the “2021 Bonus Plan”) was designed for the Company and implemented following the Closing. The 2021 Bonus Plan established the bonus metrics for the fiscal year ended December 31, 2021 for our named executive officers and provided that 75% of the bonus for each named executive officer would be awarded based on the achievement certain financial metrics identified under the 2021 Bonus Plan, with a payout floor of 75% of each metric to be achieved for any payment and a payout cap of 200% on each metric. Additionally, the failure to achieve the payout floor of 75% on any metric would reduce the payout cap for all other metrics to 125%. The 2021 Bonus Plan also provided that 25% of the bonus would be awarded based on the achievement of management business objectives. See the “Non-Equity Incentive Plan Awards” column in the 2021 Summary Compensation Table for the bonus amounts earned by the named executive officers in 2021 under the 2021 Bonus Plan.

Equity Awards

The OppFi Inc. 2021 Equity Incentive Plan

On July 20, 2021, the Company established the Plan, which provides for the grant of awards in the form of options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards to employees, non-employee directors, officers, and consultants. As of December 31, 2021, the maximum aggregate number of shares of Class A Common Stock that may be issued under the Plan was 11,500,000 shares. The maximum aggregate number of shares became

27

Executive Compensation

subject to annual increases beginning on January 1, 2022 and continuing on the first day of each subsequent fiscal year through and including the tenth anniversary of the commencement of the initial annual increase, which are currently equal to the lesser of two percent of the number of shares of Class A Common Stock outstanding at the conclusion of the Company’s immediately preceding fiscal year, or an amount determined by the Company’s Board of Directors. See “Proposal No. 3” above for further information on the number of shares that may become issuable under the Plan. As of December 31, 2021, the Company had only granted awards in the form of options, restricted stock units, and performance stock units.

Stock options granted to date under the Plan (“Options”) generally vest over four years with 25% of stock options vesting on the first anniversary of the grant and the remaining 75% vesting quarterly over the remaining 36 months. Under the terms of the Plan, option holders have a 10-year period to exercise the options before they expire.

Restricted stock units granted to employees and executive officers to date (“RSUs”) generally vest over four years with 25% of the RSUs vesting on the first anniversary of the grant and the remaining 75% vesting quarterly over the remaining 36 months. Restricted stock units granted to directors to date vest on the earlier of the one-year anniversary of grant or the date of the Company’s next annual meeting of stockholders.

Performance stock units granted as restricted stock units with performance based vesting conditions to executive officers to date (“PSUs”) generally vest over four years, subject to the achievement of specified performance targets.

See the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the awards received by the named executive officers in 2021.

The OppFi Management Holdings, LLC Profits Interest Plan

Prior to the Closing, OppFi-LLC granted equity compensation in the form of profits interests as Class A shares of OFMH (“Class A Shares”) pursuant to the OppFi Management Holdings, LLC Profits Interest Plan (the “OFMH Management Plan”). In 2021, no Class A Shares were granted, and all existing Class A Shares were recapitalized in connection with the Closing. Class A Shares are subject to time-based and performance-based vesting criteria. One hundred percent (100%) of any unvested time-based interests will accelerate in the event of a “Sale of the Company,” which is generally defined as a sale or transfer of all or substantially all of the assets of OppFi-LLC and its subsidiaries to an independent third party, any merger, consolidation or reorganization to which OppFi-LLC and an independent third party are parties, except for a merger, consolidation or reorganization in which, after giving effect to such merger, consolidation or reorganization, the holders of OppFi-LLC’s outstanding securities (on a fully-diluted basis) immediately prior to the merger, consolidation or reorganization will own, directly or indirectly, immediately following the merger, consolidation or reorganization, securities holding a majority of the voting power of OppFi-LLC, or (c) any sale, transfer or issuance or series of sales, transfers and/or issuances of OppFi-LLC’s securities which results in any independent third party owning a majority of the voting securities of OppFi-LLC. The Business Combination did not constitute a Sale of OppFi-LLC. Accordingly, none of the Class A Shares vested in connection with the Closing.

Under the OFMH Management Plan, one hundred percent (100%) of any performance-based interests become fully vested upon the earlier to occur of (i) a Sale of the Company in which interest holders of preferred shares and the named executive officer receive distributions of at least $75 million or (ii) any time after the grant date and prior to a Sale of the Company, interest holders of preferred shares and the named executive officer receive distributions of at least $50 million, (clauses (i) an (ii), the “Performance Vesting Triggers”). All performance-based interests vested prior to the Closing because interest holders of preferred shares received distributions of at least $50 million prior to the Closing.

Perquisites

The Company maintains a 401(k) plan for its employees, including its executive officers, to encourage its employees to save some portion of their cash compensation for their eventual retirement. Pursuant to a discretionary employer match, during 2021, the Company matched all employee contributions at (i) 100% of the employee’s contribution up to a limit of 3% of the employee’s eligible compensation and (ii) 50% of the employee’s contribution between 3-5% up to a maximum of 4% of the employee’s eligible compensation. The Company also provides semi-annual HSA matching contributions to those eligible plan participants who are actively employed at the time of each match payment and are enrolled in our high deductible medical plan. Matching payments are generally made on the second pay dates of March and September of each calendar year. Eligible plan participants who elect individual coverage receive a $125 employer contribution on each semiannual payment date, and those who also cover a spouse, child(ren), or family receive a $250 employer contribution on each semiannual payment date.

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Executive Compensation

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, and paid to OppFi’s named executive officers for the fiscal years ended December 31, 2021 and 2020.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Profits Interests ($)(1)	Option Awards ($)(1)		Non-Equity Incentive Plan Awards ($)		All other compensation ($)		Total ($)

Jared Kaplan Former Chief Executive Officer	2021	$491,346	—	$1,500,000	(2)	—	$4,898,678	(3)	$450,000	(4)	$16,352	(5)	$7,356,376
	2020	$441,346	—	—		$61,002	—		$450,707		$11,400		$964,455

Neville Crawley Former Chief Executive Officer and Former President	2021	$176,923	—	$2,000,000	(6)	—	$2,939,207	(7)	$175,000	(4)	—		$5,291,130

Shiven Shah Former Chief Financial Officer	2021	$364,615	—	$600,000	(8)	$—	$1,469,603	(9)	$202,500	(4)	$12,580	(10)	$2,649,298
	2020	$311,538	—	—		$8,938	—		$225,000		$11,400		$556,876

(1)

The amounts in this column reflect the aggregate grant date fair value of awards calculated in accordance with FASB ASC Topic 718. See Note 10 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a discussion of all assumptions made by us in determining the grant-date fair value of these awards.

(2)

Represents RSUs granted pursuant to the Plan on October 1, 2021 and does not account for subsequent forfeitures. Mr. Kaplan ceased to be our Chief Executive Officer on December 31, 2021, and 46,209 of such RSUs will vest upon the one-year anniversary of the date of grant, subject in each case to Mr. Kaplan’s continued service as a director. The remaining 138,628 of such RSUs were forfeited by Mr. Kaplan.

(3)

Represents Options granted pursuant to the Plan on July 21, 2021 and does not account for subsequent forfeitures. Mr. Kaplan ceased to be our Chief Executive Officer on December 31, 2021, and 500,000 of such Options will vest upon the one-year anniversary of the date of grant, subject in each case to Mr. Kaplan’s continued service as a director. The remaining 1,500,000 of such Options were forfeited by Mr. Kaplan. Upon vesting, the Options not forfeited will remain exercisable following vesting for 10 years from the date of grant.

(4)	Represents amounts paid under the 2021 Bonus Plan.

(5)

The amounts in this column represent OppFi’s matching contributions to the named executive officer’s 401(k) plan account, and for 2021 also includes life insurance premiums, health savings account matching contributions, dependent care contributions.

(6)

Represents RSUs granted pursuant to the Plan on October 1, 2021 and does not account for subsequent forfeitures. Mr. Crawley ceased to be our Chief Executive Officer on February 28, 2022, and 25,671 of such RSUs vested upon such date. The remaining 220,778 of such RSUs were forfeited by Mr. Crawley.

(7)

Represents Options granted pursuant to the Plan on July 21, 2021 and does not account for subsequent forfeitures. Mr. Crawley ceased to be our Chief Executive Officer on February 28, 2022, and 175,000 of such Options vested upon such date. The remaining 1,025,000 of such Options were forfeited by Mr. Crawley. The Options not forfeited will remain exercisable following vesting for three years from February 28, 2022.

(8)

Represents RSUs granted pursuant to the Plan on October 1, 2021 and does not account for subsequent forfeitures. Mr. Shah ceased to be our Chief Financial Officer on March 25, 2022, and 18,484 of such RSUs will vest on June 30, 2022. The remaining 55,45 of such RSUs will be forfeited by Mr. Shah.

(9)

Represents Options granted pursuant to the Plan on July 21, 2021 and does not account for subsequent forfeitures. Mr. Shah ceased to be our Chief Financial Officer on March 25, 2022, and 150,000 of such Options will vest on June 30, 2022. The remaining 450,000 of such Options were forfeited by Mr. Shah. The Options not forfeited will remain exercisable following vesting for three years from March 25, 2022.

(10)

The amounts in this column represent matching contributions to the named executive officer’s 401(k) plan account, and for 2021 also includes life insurance premiums and health savings account matching contributions.

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Executive Compensation

Employment Arrangements

OppFi’s named executive officers for the year ended December 31, 2021 were each party to an employment agreement with OppFi-LLC. Each such agreement has been terminated as set forth below. Neither Todd G. Schwartz, our Chief Executive Officer, nor Pamela Johnson, our Chief Financial Officer and Chief Accounting Officer, are currently party to an employment agreement with the Company.

Jared Kaplan

Mr. Kaplan’s employment agreement with OppFi-LLC, dated as of September 16, 2015, provided for Mr. Kaplan to serve as Chief Executive Officer and member of OppFi’s board of managers. The employment agreement provided for Mr. Kaplan to receive an annual base salary and to participate in a cash bonus plan with a target of 75% of base salary based on annual performance standards to be established by the board of managers. Mr. Kaplan was also given the opportunity to co-invest and received profits interest grants in OppFi-LLC upon his hiring.

Effective December 31, 2021, Mr. Kaplan was terminated as Chief Executive Officer. The Company agreed to continue to pay Mr. Kaplan his existing base salary and reimbursements for COBRA healthcare expenses for 12 months following the termination date, to award Mr. Kaplan a bonus for the 2021 fiscal year, subject to the achievement of previously determined financial and operating metrics, to continue to vest Mr. Kaplan’s profits interests granted pursuant to the OFMH Management Plan through October 1, 2022 and to continue to vest Mr. Kaplan’s Options and RSUs granted pursuant to the Plan on July 21, 2021 and October 1, 2021, respectively, such that the Options and the RSUs will continue to vest through July 21, 2022 and October 1, 2022, respectively, provided in each case that Mr. Kaplan remains a director until the respective vesting date. Mr. Kaplan executed a release of claims in favor of the Company and agreed to be subject to customary restrictive covenants, including non-competition and non-solicitation covenants. Mr. Kaplan has continued to serve as a director of OppFi.

Neville Crawley

Mr. Crawley’s employment agreement, dated July 8, 2021, provided for Mr. Crawley to serve as OppFi’s President. Effective December 31, 2021, Mr. Crawley was appointed as OppFi’s Chief Executive Officer.

Mr. Crawley’s agreement provided for Mr. Crawley to receive an annual base salary and to participate in a cash bonus plan with a target of 40% of base salary based on annual performance standards to be established by the Board of Managers. Mr. Crawley’s agreement also provided for grants of Options and RSUs under the Plan.

Effective February 28, 2022, Mr. Crawley resigned as the Chief Executive Officer and a director of OppFi. The Company agreed to continue to pay Mr. Crawley his current base salary and reimbursements for COBRA healthcare expenses for 12 months following the termination date, as well as pro rata bonuses for the prior and current fiscal years in the amount of $175,000 and, $85,000, respectively. In addition, the Company agreed to accelerate the vesting of 175,000 of Mr. Crawley’s outstanding Options and 25,671 of his outstanding RSUs granted pursuant to the Plan. Mr. Crawley has executed a release of claims in favor of the Company and its affiliates and will be subject to customary restrictive covenants, including non-competition and non-solicitation covenants as set forth in his employment agreement.

Shiven Shah

Mr. Shah’s employment agreement with OppFi-LLC, dated as of February 28, 2022, provided for Mr. Shah to continue to serve as OppFi’s Chief Financial Officer. The employment agreement provided for Mr. Shah to receive an annual base salary of $375,000 and to participate in a cash bonus plan with a target of 60% of base salary based on annual performance standards to be established by the Compensation Committee of the Board.

Effective March 25, 2022, Mr. Shah’s employment agreement was terminated, and he will be entitled to receive benefits under his employment agreement. Mr. Shah has agreed to serve in an advisory role with the Company through the end of the second quarter of 2022. Mr. Shah’s employment agreement provided for (i) cash severance equal to the sum of one year’s base salary plus amounts of that would have been payable from March 25, 2022 through June 30, 2022, payable in substantially equal installments in accordance with the Company’s regular payroll cycle, (ii) an amount equal Mr. Shah’s 2022 Bonus, to the extent earned, which will be prorated based on service through June 30, 2022, to be paid in a lump sum by March 15, 2023 and (iii) accelerated vesting of 150,000 of Mr. Shah’s outstanding Options and 18,484 of his outstanding RSUs granted pursuant to the Plan. Mr. Shah has executed a release of claims in favor of the Company and its affiliates and will be subject to customary restrictive covenants, including non-competition and non-solicitation covenants as set forth in his employment agreement.

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Executive Compensation

Equity Awards at 2021 Fiscal Year-End

The following table presents information regarding the outstanding awards held by each of the named executive officers as of December 31, 2021, all of which were made under the Plan and the OFMH Management Plan.

Name	Number of Securities Underlying Unexercised Stock Options (Exercisable) (#)	Number of Securities Underlying Unexercised Stock Options (Unexercisable) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(d)		Market Value of Shares or Units of Performance- Based Vested Stock That Have Not Vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Jared Kaplan	—	1,000,000	(1)	$10.45	7/21/2031

	—	1,000,000	(1)	$20	7/21/2031

						184,837	(2)	—	—		$839,160	(4)

						—		—	70,624	(3)	$320,633	(4)

Neville Crawley	—	600,000	(5)	$10.45	7/21/2031

		600,000	(5)	$20	7/21/2031

						246,449	(6)	—	—		$1,118,878	(4)

Shiven Shah	0	300,000	(7)	$10.45	7/21/2031

		300,000	(7)	$20	7/21/2031

						73,935	(8)	—	—		$335,665	(4)

(1)

Represents Options granted pursuant to the Plan on July 21, 2021 and does not account for subsequent forfeitures. Mr. Kaplan ceased to be our Chief Executive Officer on December 31, 2021, and 250,000 of such Options will vest upon the one-year anniversary of the date of grant, subject in each case to Mr. Kaplan’s continued service as a director. The remaining 750,000 of such Options were forfeited by Mr. Kaplan. Upon vesting, the Options not forfeited will remain exercisable following vesting for 10 years from the date of grant.

(2)

Represents RSUs granted pursuant to the Plan on October 1, 2021 and does not account for subsequent forfeitures. Mr. Kaplan ceased to be our Chief Executive Officer on December 31, 2021, and 46,209 of such RSUs will vest upon the one-year anniversary of the date of grant, subject in each case to Mr. Kaplan’s continued service as a director. The remaining 138,628 of such RSUs were forfeited by Mr. Kaplan.

(3)

Represents unvested Class A Shares granted pursuant to the OFMH Management Plan subject to a Management Profits Interest Agreement entered into with OppFi as of June 8, 2020, which was subsequently amended on January 6, 2022, and does not account for subsequent forfeitures or 25,192 Class A Shares that are subject to certain restrictions and potential forfeiture pending the achievement of certain earnout targets in connection with the Business Combination (“Earnout Units”). 54,156 of such Class A Shares were forfeited on January 6, 2022.

(4)

The market value calculations reported in this column are computed by multiplying $4.54, the closing price per share of the Class A Common Stock on December 31, 2021, by the number of shares underlying the award.

(5)

Represents Options granted pursuant to the Plan on July 21, 2021 and does not account for subsequent forfeitures. Mr. Crawley ceased to be our Chief Executive Officer on February 28, 2022, and 87,500 of such Options vested upon such date. The remaining 512,500 of such Options were forfeited by Mr. Crawley. The Options not forfeited will remain exercisable following vesting for three years from February 28, 2022.

(6)

Represents RSUs granted pursuant to the Plan on October 1, 2021 and does not account for subsequent forfeitures. Mr. Crawley ceased to be our Chief Executive Officer on February 28, 2022, and 25,671 of such RSUs vested upon such date. The remaining 220,778 of such RSUs were forfeited by Mr. Crawley.

(7)

Represents Options granted pursuant to the Plan on July 21, 2021 and does not account for subsequent forfeitures. Mr. Shah ceased to be our Chief Executive Officer on March 25, 2022, and 75,000 of such Options will vest on June 30, 2022. The remaining 225,000 of such Options will be forfeited by Mr. Shah. The Options not forfeited will remain exercisable following vesting for three years from March 25, 2022.

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Executive Compensation

(8)

Represents RSUs granted pursuant to the Plan on October 1, 2021 and does not account for subsequent forfeitures. Mr. Shah ceased to be our Chief Financial Officer on March 25, 2022, and 18,484 of such RSUs will vest on June 30, 2022. The remaining 55,451 of such RSUs were forfeited by Mr. Shah.

32

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of the Record Date, May 25, 2022. by:

•	each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Class A Common Stock;

•	each of our executive officers and directors; and

•	our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined according to the rules and regulations of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, warrants and exchange rights that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person and the percentage ownership of that person in the table below, all shares subject to options, warrants and exchange rights units held by such person were deemed outstanding if such securities are currently exercisable or exercisable within 60 days of May 25, 2022. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person. The following table also includes Class A common units of OppFi (“OppFi Units”), OppFi Units retained by the Members immediately following the Closing (“Retained OppFi Units”) and Earnout Units, in each case that may be exchanged for shares of Class A Common Stock pursuant to the exercise of pursuant to the Members’ rights to exchange each Retained OppFi Unit from time to time for either one share of Class A Common Stock or, at the election of the Company, the cash equivalent of the market value of one share of Class A Common Stock (“Exchange Rights”), whether or not such Exchange Rights are or may be exercisable within 60 days of May 25, 2022.

The beneficial ownership of Common Stock is based on 13,688,386 shares of Class A Common Stock, 0 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), and 95,970,784 shares of Class V Common Stock issued and outstanding as of May 25, 2022.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock

Directors and Executive Officers:

Todd G. Schwartz(2)	96,086,008	87.58%

Theodore Schwartz(3)	33,842,101	30.84%

Jared Kaplan(4)	8,924,820	8.10%

Christina Favilla(5)	18,484	*

Jocelyn Moore(5)	18,484	*

David Vennettilli(6)	218,796	*

Greg Zeeman(5)	18,484	*

Pamela Johnson	—	*

Christopher McKay(7)	2,467,030	2.25%

All directors and executive officers as a group	97,280,011	88.69%

Five Percent Holders:

OppFi Shares, LLC(8)	95,970,784	87.49%

TGS Capital Group, LP(2)	33,750,962	30.77%

LTHS Capital Group LP(3)	33,726,877	30.75%

Tracy Ward(9)	7,310,213	6.66%

LMR Partners(10)	817,499	*

33

Security Ownership of Certain Beneficial Owners and Management

*	Less than one percent

(1)	Unless otherwise indicated, the business address of each of the individuals and entities is 130 E. Randolph Street, Suite 3400, Chicago, Illinois 60601

(2)

Represents 95,970,784 shares of Class V Voting Stock held of record by OppFi Shares, LLC (“OFS”) (including 25,500,000 shares of Class V Voting Stock that correspond to an equivalent number of Earnout Units), which has voting power over such shares of Class V Common Stock and which is 100% owned by TGS Revocable Trust, whose sole trustee is Todd G. Schwartz. The shares of Class V Voting Stock held of record by OFS include (i) 33,750,962 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units (including 8,873,734 Earnout Units) held indirectly by Mr. Schwartz through TGS Capital Group, LP, of which Mr. Schwartz is the general partner, (ii) 2,641,667 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units (including 694,542 Earnout Units) held indirectly by Mr. Schwartz through TGS MCS Capital Group LP, (iii) 96,740 shares of Class A Common Stock and (iv) shares of Class A Common Stock underlying 18,484 restricted stock units that vest within 60 days of the Record Date. The shares of Class V Voting Stock that correspond to Retained OppFi Units held indirectly by Mr. Schwartz include the shares that correspond to 67,867 Retained OppFi Units (including 17,724 Earnout Units) that were reallocated in connection with the forfeiture of unvested OppFi Units by certain Members. Mr. Schwartz disclaims beneficial ownership of the Retained OppFi Units held by TGS Capital Group, LP and TGS MCS Capital Group LP, except to the extent of his pecuniary interest therein.

(3)

Represents (i) shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units (including 8,867,405 Earnout Units) held indirectly by Theodore Schwartz through LTHS Capital Group LP. The shares of Class V Voting Stock that correspond to Retained OppFi Units held indirectly by Mr. Schwartz include the shares that correspond to 67,819 Retained OppFi Units (including 17,712 Earnout Units) that were reallocated in connection with the forfeiture of unvested OppFi Units by certain Members, (ii) 96,740 shares of Class A Common Stock and (iii) shares of Class A Common Stock underlying 18,484 restricted stock units that vest within 60 days of the Record Date. Mr. Schwartz disclaims beneficial ownership of the Retained OppFi Units held by LTHS Capital Group LP, except to the extent of his pecuniary interest therein. The business address of Mr. Schwartz is c/o TCS Group, LLC, One North Wacker Drive, Suite 3605, Chicago, IL 60606.

(4)

Represents (i) 7,642,946 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units (including 2,009,469 Earnout Units and 32,850 Retained OppFi Units subject to certain vesting provisions) held indirectly by Jared Kaplan through OFMH, which is a member of OppFi and of which Mr. Kaplan is a member, (ii) 781,874 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units (including 205,569 Earnout Units) held indirectly by Mr. Kaplan through JSK Management Holdings, LLC, of which Mr. Kaplan is the sole member and (iii) options to purchase 500,000 shares of Class A Common Stock vesting within 60 days of May 25, 2022. The shares of Class V Voting Stock that correspond to Retained OppFi Units held indirectly by Mr. Kaplan excludes the shares that correspond to a net forfeiture of 37,215 unvested Retained OppFi Units (including 9,815 Earnout Units) previously indirectly held by Mr. Kaplan.

(5)	Represents shares of Class A Common Stock underlying 18,484 restricted stock units that vest within 60 days of the Record Date.

(6)

Represents (i) 195,469 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units (including 51,393 Earnout Units) held indirectly by David Vennettilli through DAV 513 Revocable Trust, of which Mr. Vennettilli is the sole trustee and sole beneficiary. The shares of Class V Voting Stock that correspond to Retained OppFi Units held indirectly by Mr. Vennettilli include the shares that correspond to 393 Retained OppFi Units (including 103 Earnout Units) that were reallocated in connection with the forfeiture of unvested OppFi Units by certain Members, (ii) 4,843 shares of Class A Common Stock and (iii) shares of Class A Common Stock underlying 18,484 restricted stock units that vest within 60 days of the Record Date. Excludes shares of Class V Voting Stock that correspond to Retained OppFi Units held by each of TGS Capital Group LP, TGS MCS Capital Group LP, LTHS Capital Group LP, Ramble MCS Capital Group LP and Ward Capital Group LP, respectively. Mr. Vennettilli holds interests in each of the forgoing entities but does not have beneficial ownership of any such shares of Class V Voting Stock beneficially owned by such entities. The business address of Mr. Vennettilli is c/o TCS Group, LLC, One North Wacker Drive, Suite 3605, Chicago, IL 60606.

(7)

Represents (i) 1,963,075 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units (including 516,135 Earnout Units and 44,438 Retained OppFi Units subject to certain vesting conditions) held indirectly by Christopher McKay through OFMH, which is a member of OppFi and of which Mr. McKay is a member and (ii) options to purchase 500,000 shares of Class A Common Stock vesting within 60 days of May 25, 2022.

(8)

All shares of Class V Voting Stock are held of record by OFS, which has voting power over such shares of Class V Common Stock and which is 100% owned by TGS Revocable Trust, whose sole trustee is Todd Schwartz.

(9)

Represents (i) 4,668,546 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units (including 1,227,445 Earnout Units) held indirectly by Tracy Ward through Ramble Capital Group, LP, and (ii) 2,641,667 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units (including 694,542 Earnout Units) held indirectly by Ms. Ward through Ramble MCS Capital Group LP. The shares of Class V Voting Stock that

34

Security Ownership of Certain Beneficial Owners and Management

correspond to Retained OppFi Units held indirectly by Ms. Ward include the shares that correspond to 14,699 Retained OppFi Units (including 3,839 Earnout Units) that were reallocated in connection with the forfeiture of unvested OppFi Units by certain Members. Ms. Ward disclaims beneficial ownership of the Retained OppFi Units held by Ramble Capital Group LP and Ramble MCS Capital Group LP, respectively, except to the extent of her pecuniary interest therein. The business address of Ms. Ward is c/o TCS Group, LLC, One North Wacker Drive, Suite 3605, Chicago, IL 60606.

(10)

LMR Master Fund Ltd directly holds warrants to purchase 408,749 shares of Class A Common Stock and LMR CCSA Master Fund Ltd directly holds warrants to purchase 408,750 shares of Class A Common Stock (“Warrants”). The shares of Class A Common Stock held by each of LMR Master Fund and LMR CCSA Master Fund represent approximately 3.1%, and the shares of Class A Common Stock held by LMR Master Fund Ltd and LMR CCSA Master Fund Ltd in the aggregate represent approximately 6.2% of the outstanding shares of Class A Common Stock. The address of LMR Partners LLP, and each of the funds its controls, is 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom. This information is based on the Schedule 13G filed with the SEC on April 12, 2022.

35

Certain Relationships and Related Party Transactions

Other than compensation and indemnification arrangements for our directors and executive officers, described above, the following is a description of each transaction since January 1, 2020 and each currently proposed transaction in which:

•	we, any of our subsidiaries or FGNA have been or are to be a participant;

•	the amounts involved exceeded or exceeds the lesser of (i) $120,000 or (ii) 1% of the average of our total assets on a consolidated basis at year end for the past two fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Related Party Transactions in Connection with the Business Combination

Waiver Letter

On July 15, 2021, the Company, OppFi-LLC, OFS and Todd Schwartz, in his capacity as the Members’ Representative signed a letter agreement (the “Waiver Letter”), pursuant to which, among other things, OppFi-LLC agreed to waive the condition to Closing set forth in Section 8.1(c)(iii) of the Business Combination Agreement, which required there to be no less than $200,000,000 of Available Closing Cash (as defined in the Business Combination Agreement) at Closing, but only to the extent that Available Closing Cash was not less than $83,000,000, and to revise the form of Investor Rights Agreement to permit the additional equity in the Company and OppFi-LLC issued in lieu of cash as a result of the foregoing waiver to be excluded from the lock-up provisions of the Investor Rights Agreement.

Sponsor Forfeiture Agreement

In connection with the signing of the Waiver Letter, on July 15, 2021, the FG New America Investors LLC (the “Sponsor”) entered into a sponsor forfeiture agreement (the “Sponsor Forfeiture Agreement”) with FGNA and OppFi-LLC, pursuant to which the Sponsor agreed to forfeit: (i) 2,500,000 shares of Class B Common Stock, (ii) 1,600,000 shares of Class A Common Stock underlying warrants issued to the Sponsor in a private placement concurrently with the IPO and (iii) 600,000 warrants to purchase Class A Common Stock at $15.00 per share issued to the Sponsor, held by it, immediately prior to and contingent upon the Closing.

Tax Receivable Agreement

At the Closing, the Company, OppFi, the Members and the Members’ Representative entered into a tax receivable agreement (the “Tax Receivable Agreement”), which provides for, among other things, payment by the Company to the Members of 90% of the U.S. federal, state and local income tax savings realized by the Company as a result of the increases in tax basis and certain other tax benefits related to the transactions contemplated under the Business Combination Agreement and the exchange of Retained OppFi Units for Class A Common Stock or cash. As of December 31, 2021, the Company’s liability related to its expected obligations to the Members under the Tax Receivable Agreement was $23.3 million, Any such amounts payable will only be due once the relevant tax savings have been realized by the Company. See Note 2 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a discussion of all assumptions related to the obligations to the Members under the Tax Receivable Agreement.

The Tax Receivable Agreement may be terminated if (i) the Company exercises its right to terminate the Tax Receivable Agreement for an amount representing the present value of the agreed payments remaining to be made under the Tax Receivable Agreement, discounted at the Early Termination Rate (as defined therein), (ii) there is a change of control, or (iii) the Company materially breaches any of the material obligations of the Tax Receivable Agreement. Upon early termination by change of control or material breach, all obligations will generally be accelerated and due as if the Company had delivered an early termination notice on the date of such change of control or material breach.

The Tax Receivable Agreement provides that in the event of a change of control, the TRA Party Representative (as defined therein) will have the option to accelerate the unpaid obligations of the Company as calculated in accordance with certain valuation assumptions, including that the Company will have taxable income sufficient to fully utilize the tax items, including deductions, arising from certain basis adjustments and any deduction attributable to any payment made under the Tax Receivable Agreement.

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Certain Relationships and Related Party Transactions

In the event that (i) the Company exercises its early termination rights under the Tax Receivable Agreement, (ii) certain changes of control in the Company or OppFi occur, (iii) the Company, in certain circumstances, fails to make a payment required to be made pursuant to the Tax Receivable Agreement by the applicable final payment date, which non-payment continues for 30 days following such final payment date, or (iv) the Company materially breaches any of its material obligations under the Tax Receivable Agreement other than as described in the foregoing clause (iii), which breach continues without cure for 30 days following receipt by the Company of written notice thereof and written notice of acceleration is received by the Company thereafter (except that in the case that the Tax Receivable Agreement is rejected in a case commenced under bankruptcy laws, no written notice of acceleration is required), in the case of clauses (iii) and (iv), unless certain liquidity exceptions apply, the Company’s obligations under the Tax Receivable Agreement will accelerate, and the Company will be required to make a lump-sum cash payment to the Members and/or other applicable parties.

Investor Rights Agreement

At the Closing, the Company, the Sponsor, D. Kyle Cerminara, Larry G. Swets, Jr., Joseph Moglia, Nicholas Rudd, Hassan Baqar and Robert Weeks (together with the Sponsor, the “Founder Holders”), the Members, and certain other parties entered into the Investor Rights Agreement. Pursuant to the terms of the Investor Rights Agreement, among other things, (i) the Company, the Founder Holders and certain other parties terminated that certain Registration Rights Agreement, dated as of September 29, 2020, entered into by them in connection with FGNA’s initial public offering, (ii) the Members’ Representative will have the right to nominate five directors to the Board, subject to certain independence and holdings requirements, (iii) the Company agreed to provide certain registration rights for the shares of Class A Common Stock held by or issuable to the Members, the Founder Holders and certain other parties, and (iv) a certain Founder Holder and the Members agreed not to transfer, sell, assign, or otherwise dispose of the shares of Class A Common Stock and the OppFi Units held by such Founder Holder or such Members, as applicable, for twenty-four months and nine months, respectively, following the Closing, subject to certain exceptions.

Amended and Restated Limited Liability Company Agreement of OppFi

Immediately prior to the Closing, the Company, OppFi and the Members entered into the OppFi A&R LLCA, which, among other things, (i) provided for a recapitalization of the ownership structure of OppFi, whereby following the execution of the OppFi A&R LLCA, the ownership structure of OppFi consists solely of the OppFi Units, (ii) designated the Company as the sole manager of OppFi, (iii) provides that beginning on the nine month anniversary of the Closing (unless otherwise waived by the Company, or, with respect to the shares of Class A Common Stock issuable upon the exchange of 11,600,000 OppFi Units held by the Members, which shall not be subject to the nine month lock-up restrictions in the Investor Rights Agreement., following the registration under the Securities Act of such shares), the Members may exercise the Exchange Rights and (iv) otherwise amended and restated the rights and preferences of the OppFi Units, in each case, as more fully described in the OppFi A&R LLCA.

OppFi-LLC Related Party Transactions

Management Fee Agreement

On August 5, 2020, OppFi-LLC entered into a Management Fee Agreement (the “Management Agreement”) with TCS Group, L.L.C. d/b/a the Schwartz Capital Group, an Illinois limited liability company affiliated with the Schwartz family (“SCG”), pursuant to which SCG provided certain management and advisory services to OppFi in exchange for an annual management fee in an amount equal to $250,000. In addition, Theodore Schwartz and Todd G. Schwartz agreed to serve as members of OppFi-LLC’s board of managers and Mr. David Vennettilli agreed to serve as an advisor to OppFi-LLC’s board of managers in exchange for payment by OppFi-LLC to SCG of an annual board fee in an amount equal to $450,000. In connection with the Closing, the Management Agreement was terminated in exchange for a payment of $3,000,000.

Amended and Restated Business Loan Agreement

On April 15, 2019, OppFi-LLC entered into an Amended and Restated Business Loan Agreement (the “Loan Agreement”) with TCS Private Equity III, LLC – Series 34, a Delaware series limited liability company affiliated with the Schwartz Family (“TCS”), pursuant to which TCS provided to OppFi an aggregate $4,000,000 senior subordinated secured credit facility bearing interest at 14% per annum. On March 30, 2021, the borrowings under the Loan Agreement were paid in full.

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Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at to the attention of the Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

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Stockholder Proposals and Director Nominations

We provide an informal process for stockholders to send communications to our Board and its members. stockholders who wish to contact our Board or any of its members may do so by writing to the attention of our Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com. At the direction of the Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our Corporate Secretary.

Submission of Stockholder Proposals and Director Nominations for our 2022 Annual Meeting

Stockholders who intend to have a proposal or director nomination considered for inclusion in our Proxy Materials for presentation at our 2023 annual meeting of stockholders must submit the proposal or director nomination to us no later than April 21, 2023. In accordance with our Bylaws, for a proposal or director nomination not included in our Proxy Materials to be brought before the 2023 annual meeting of stockholders, a stockholder’s notice of the proposal or director nomination that the stockholder wishes to present must be delivered to our Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 , not less than 90 nor more than 120 days prior to the first anniversary of the 2022 Annual Meeting. Accordingly, any notice given pursuant to our Bylaws and outside the process of Rule 14a-8 must be received no earlier than March 22, 2023 and no later than April 21, 2023. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nomination that does not comply with these and other applicable requirements.

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Where You Can Find More Information

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://investors.oppfi.com/.

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2021 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our Annual Report on Form 10-K for 2021, at www. proxydocs.com/OPFI.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com.

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Annex A

OppFi Inc. 2021 Equity Incentive Plan

(as amended)

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Page
18.3	Provision of Information	A-22
18.4	Rights as Employee, Consultant or Director	A-22
18.5	Rights as a Stockholder	A-22
18.6	Delivery of Title to Shares	A-22
18.7	Fractional Shares	A-22
18.8	Retirement and Welfare Plans	A-22
18.9	Beneficiary Designation	A-22
18.10	Severability	A-22
18.11	No Constraint on Corporate Action	A-22
18.12	Unfunded Obligation	A-22
18.13	Choice of Law	A-23

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OppFi Inc.

2021 Equity Incentive Plan

(As Amended)

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The OppFi Inc. 2021 Equity Incentive Plan (the “Plan”) is hereby established effective as of July 20, 2021, the date of the closing of the transactions contemplated by that certain business combination agreement dated as of February 9, 2021, entered into by and between FG New America Acquisition Corp., Opportunity Financial, LLC, and certain other parties, following the Plan’s approval by the stockholders of the Company (the “Effective Date”), as amended by that amendment to the Plan dated [    ], 2022 (the “Plan Amendment”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date that the Plan was approved by the Board or the stockholders of the Company.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned to such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement (except with respect to a disclosure protected by applicable law); or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing

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more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers and, in such instances, references herein to the Committee shall mean the Board. Unless the Board specifically determines otherwise, each member of the Committee shall, at the time it takes any action with respect to an Award under the Plan, be a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” under the rules of any stock exchange on which the Stock is listed. However, the fact that a Committee member shall fail to qualify as “non-employee director” or an “independent director” shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.

(k) “Company” means OppFi Inc., a Delaware corporation, and any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Director” means a member of the Board.

(n) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(p) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee

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shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A or Section 422 of the Code to the extent applicable.

(s) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(t) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(u) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(v) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(w) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(x) “Nonemployee Director” means a Director who is not an Employee.

(y) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(z) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(aa) “Officer” means any person designated by the Board as an officer of the Company.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(cc) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(dd) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

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(ee) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ff) “Participant” means any eligible person who has been granted one or more Awards.

(gg) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(hh) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(ii) “Performance Award” means an Award of Performance Shares or Performance Units.

(jj) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(kk) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(ll) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(mm) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(nn) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(oo) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(pp) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(qq) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(rr) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(ss) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(tt) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(uu) “Section 409A” means Section 409A of the Code.

(vv) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(ww) “Securities Act” means the Securities Act of 1933, as amended.

(xx) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be

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treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(yy) “Stock” means the Class A common stock of the Company, as adjusted from time to time in accordance with Section 4.

(zz) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(aaa) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(bbb) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ccc) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ddd) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the

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method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 11,500,000 shares, plus an annual increase, effective as of the first day of the Company’s fiscal year beginning in the year following the fiscal year in which the Company’s stockholders approved the Plan Amendment and the first day of each subsequent fiscal year through and including the first day of the Company’s fiscal year beginning on the tenth (10th) anniversary of the commencement of such annual increase, equal to the lesser of (i) five percent (5%) of the total number of shares of Class A Common Stock and Class V Common Stock outstanding as of the conclusion of the Company’s immediately preceding fiscal year, or (ii) such amount, if any, as the Board may determine, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the

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Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced only by the net number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 and Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall again become available for issuance under the Plan.

4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A and Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the annual increase set forth in Section 4.1, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion and in accordance with Section 409A and Section 424 of the Code to the extent applicable. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of equity awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code, without reducing the number of shares otherwise available for issuance under the Plan. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.

5. ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 11,500,000 shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.

(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person

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who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4 Nonemployee Director Award Limit. Annual compensation awarded to any Nonemployee Director during each calendar year, including both shares of Stock subject to Awards and any cash fees paid to such Nonemployee Director, may not exceed $1,000,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) if permitted by the Committee, by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).

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The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee or in an Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service for any reason other than Cause.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) or an Award Agreement is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange,

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transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee and set forth in the Award Agreement, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such

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SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion. The Company may elect to discontinue the deemed exercise of SARs pursuant to this Section 7.5 at any time upon notice to a Participant or to apply the deemed exercise feature only to certain groups of Participants. The deemed exercise of a SAR pursuant to this Section 7.5 shall apply only to a SAR that has been timely accepted by a Participant under procedures specified by the Company from time to time.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee or in an Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. RESTRICTED STOCK UNITS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously

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credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement or an Election (as defined in Section 15.2). Notwithstanding the foregoing, the Committee, in its discretion, may provide in an Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

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10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

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(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project;

(xxix) completion of a joint venture or other corporate transaction; and

(xxx) personal performance objectives established for an individual Participant or group of Participants.

Notwithstanding the foregoing, the Committee retains discretion to select any other Performance Measures whether or not listed herein.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement or an Election. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

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(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, if the Participant’s Service terminates for any reason before the completion of the Performance Period applicable to the Performance Award, the Award shall be forfeited.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4,

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as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines and set forth in the Award Agreement. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. STANDARD FORMS OF AWARD AGREEMENT.

12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a Company-executed Award Agreement, which execution may be evidenced by electronic means.

12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. CHANGE IN CONTROL.

13.1 Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide in an Award Agreement or otherwise for any one or more of the following:

(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

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(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable, with appropriate adjustments in accordance with Section 4.3. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without notice or payment of consideration to the holder thereof.

(d) Adjustments and Earnouts. In making any determination pursuant to this Section 13.1 in the event of a Change in Control, the Committee may, in its discretion, determine that an Award shall or shall not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders of the Company’s Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code.

13.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b) or otherwise restricted by Section 409A, shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

14. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

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15. COMPLIANCE WITH SECTION 409A.

15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A and the Company, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(vi) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

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(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum or commence upon the determination that the Participant has become disabled.

(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

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(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16. TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18. MISCELLANEOUS PROVISIONS.

18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and

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any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4 or another provision of the Plan.

18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.

18.9 Beneficiary Designation. Subject to local laws and procedures and if the Committee so permits, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall

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retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

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YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go • To: www.proxypush.com/OPFI
• Cast your vote online
• Have your Proxy Card ready
Follow the simple instructions to record your vote
PHONE    Call 1-866-916-1951
• • Use any touch-tone telephone
• Have your Proxy Card ready
Follow the simple recorded instructions
MAIL
• • Mark, sign and date your Proxy Card
Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting online and/or participate at www.proxydocs.com/OPFI.
OppFi Inc.
Annual Meeting of Stockholders
For Stockholders of record as of May 25, 2022
TIME: Wednesday, July 20, 2022 10:00 AM, Eastern Time PLACE: Annual Meeting to be held via live webcast—please visit www.proxydocs.com/OPFI for more details.
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Todd G. Schwartz, Marv Gurevich and Pamela Johnson (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of OppFi Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

OppFi Inc.

Annual Meeting of Stockholders

Please make your marks like this: X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect, each for a term expiring at the 2025 Annual Meeting of Stockholders or until a successor has been duly elected and qualified, the following individuals to our Board of Directors.	FOR		WITHHOLD	
	1.01 Christina Favilla	☐		☐	FOR
	1.02 Jocelyn Moore	☐		☐	FOR
	1.03 Theodore Schwartz	☐		☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the 2022 fiscal year.	☐	☐	☐	FOR
3.	To approve an amendment to the OppFi Inc. 2021 Equity Incentive Plan.	☐	☐	☐	FOR
4.	To consider and act upon such other business as may properly come before the annual meeting.				

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date

OppFi Inc.
Annual Meeting of Stockholders
Please make your marks like this: X
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3
PROPOSAL
BOARD OF
DIRECTORS
RECOMMENDS
YOUR VOTE
1.    To elect, each for a term expiring at the 2025 Annual Meeting of Stockholders or until a successor has been duly elected and qualified, the following individuals to our Board of Directors.
1.1 Christina Favilla
1.2 Jocelyn Moore
1.3 Theodore Schwartz
2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the 2022 fiscal year. #P5#
3. To approve an amendment to the OppFi Inc. 2021 Equity Incentive Plan.
#P6#
4. To consider and act upon such other business as may properly come before the annual meeting.
FOR WITHHOLD
FOR
#P2# #P2#
FOR
#P3# #P3#
FOR
#P4# #P4#
FOR AGAINST ABSTAIN
FOR
#P5# #P5# #P5#
FOR
#P6# #P6# #P6#